                                                                    Exhibit 10.1




                              POOLING AND SERVICING
                                    AGREEMENT


                                      among


                      MELLON AUTO RECEIVABLES CORPORATION,
                                  as Depositor,

                               MELLON BANK, N.A.,
                             as Servicer and Seller,

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee,

                                       and

                            THE CHASE MANHATTAN BANK,
                               as Collateral Agent


                            Dated as of April 1, 1999


                        Mellon Auto Grantor Trust 1999-1
            $307,741,000.00, 5.46% Class A Asset Backed Certificates
             $9,517,887.13, 5.76% Class B Asset Backed Certificates



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                  ARTICLE I


                                                 Definitions
     SECTION 1.1.   Definitions....................................................................................1
     SECTION 1.2.   Other Definitional Provisions.................................................................19
     SECTION 1.3.   Calculations..................................................................................20
     SECTION 1.4.   References....................................................................................20
     SECTION 1.5.   References to the Trust.......................................................................20
     SECTION 1.6.   Action by or Consent of Certificateholders....................................................20

                                                 ARTICLE II


                                             The Trust Property

     SECTION 2.1.   Conveyance of Trust Property..................................................................21
     SECTION 2.2.A. Representations and Warranties of the Seller..................................................21
     SECTION 2.2.B. Representations and Warranties of Depositor...................................................25
     SECTION 2.3.   Repurchase upon Breach........................................................................26
     SECTION 2.4.   Custody of Receivable Files...................................................................26
     SECTION 2.5.   Duties of Servicer as Custodian...............................................................27
     SECTION 2.6.   Instructions; Authority To Act................................................................27
     SECTION 2.7.   Custodian's Indemnification...................................................................27
     SECTION 2.8.   Effective Period and Termination..............................................................28

                                                 ARTICLE III


                              Administration and Servicing of the Trust Property

     SECTION 3.1.   Duties of Servicer............................................................................28
     SECTION 3.2.   Collection and Allocation of Receivable Payments..............................................29
     SECTION 3.3.   Realization upon Receivables..................................................................30
     SECTION 3.4.   Physical Damage Insurance; Other Insurance....................................................30
     SECTION 3.5.   Maintenance of Security Interests in Financed Vehicles........................................30
     SECTION 3.6.   Covenants of Servicer.........................................................................31
     SECTION 3.7.   Purchase of Receivables upon Breach...........................................................31
     SECTION 3.8.   Base Servicing Fee and Non-Affiliated Subordinated Servicing Fee..............................31
     SECTION 3.9.   Servicer's Certificate........................................................................32
     SECTION 3.10.  Annual Statement as to Compliance; Notice of Default..........................................32

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
     SECTION 3.11.  Annual Independent Certified Public Accountants' Report.......................................33
     SECTION 3.12.  Access to Certain Documentation and Information Regarding Receivables.........................33
     SECTION 3.13.  Servicer Expenses.............................................................................33
     SECTION 3.14.  Appointment of Subservicers...................................................................33

                                                 ARTICLE IV


                       Distributions; Reserve Account; Statements to Certificateholders

     SECTION 4.1.   Establishment of Accounts.....................................................................34
     SECTION 4.2.   Collections...................................................................................36
     SECTION 4.3.   Additional Deposits...........................................................................37
     SECTION 4.4.   Net Deposits..................................................................................37
     SECTION 4.5.   Distributions.................................................................................37
     SECTION 4.6.   Reserve Account...............................................................................39
     SECTION 4.7.   Statements to Certificateholders..............................................................42
     SECTION 4.8.   Advances......................................................................................44

                                                  ARTICLE V


                                           [Intentionally Omitted]


                                                 ARTICLE VI


                                              The Certificates

     SECTION 6.1.   The Certificates..............................................................................45
     SECTION 6.2.   Authentication and Delivery of Certificates...................................................45
     SECTION 6.3.   Registration of Transfer and Exchange of Certificates.........................................45
     SECTION 6.4.   Mutilated, Destroyed, Lost or Stolen Certificates.............................................47
     SECTION 6.5.   Persons Deemed Owners.........................................................................47
     SECTION 6.6.   Access to List of Certificateholders' Names and Addresses.....................................47
     SECTION 6.7.   Maintenance of Office or Agency...............................................................48
     SECTION 6.8.   Book-Entry Certificates.......................................................................48
     SECTION 6.9.   Notices to Clearing Agency....................................................................49
     SECTION 6.10.  Definitive Certificates.......................................................................49
     SECTION 6.11.  Appointment of Paying Agent...................................................................50
     SECTION 6.12.  Authenticating Agent..........................................................................51
     SECTION 6.13.  Periodic Filings..............................................................................51

                                                 ARTICLE VII

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
                                                The Depositor
     SECTION 7.1.   Representations of Depositor..................................................................52
     SECTION 7.2.   Special Purpose Entity........................................................................53
     SECTION 7.3.   Corporate Existence...........................................................................53
     SECTION 7.4.   Liability of Depositor; Indemnities...........................................................54
     SECTION 7.5.   Merger or Consolidation of, or Assumption of the Obligations of Depositor.....................55
     SECTION 7.6.   Limitation on Liability of Depositor and Others...............................................56
     SECTION 7.7.   Depositor May Own Certificates................................................................56
     SECTION 7.8.   Security Interest.............................................................................56

                                                 ARTICLE VIII


                                         The Servicer and the Seller

     SECTION 8.1.   Representations of the Bank...................................................................57
     SECTION 8.2.   Indemnities of the Bank.......................................................................58
     SECTION 8.3.   Merger or Consolidation of, or Assumption of the Obligations of, the Bank.....................60
     SECTION 8.4.   Limitation on Liability of the Bank and Others................................................60
     SECTION 8.5.   The Bank Not To Resign as Servicer............................................................61
     SECTION 8.6.   Corporate Existence...........................................................................61
     SECTION 8.7.   Tax Accounting................................................................................61

                                                  ARTICLE IX


                                            Servicing Termination

     SECTION 9.1.   Events of Servicing Termination...............................................................62
     SECTION 9.2.   Appointment of Successor......................................................................63
     SECTION 9.3.   Payment of Servicing Fee; Repayment of Advances...............................................64
     SECTION 9.4.   Notification to Certificateholders............................................................64
     SECTION 9.5.   Waiver of Past Events of Servicing Termination................................................64

                                                  ARTICLE X


                                                 The Trustee

     SECTION 10.1.  Acceptance by Trustee.........................................................................64
     SECTION 10.2.  Duties of Trustee.............................................................................64
     SECTION 10.3.  Trustee's Certificate.........................................................................66
     SECTION 10.4.  Trustee's Assignment of Purchased Receivables.................................................67
     SECTION 10.5.  Certain Matters Affecting the Trustee.........................................................67
     SECTION 10.6.  Trustee Not Liable for Certificates or Receivables............................................68

     SECTION 10.7.  Trustee May Own Certificates..................................................................70
     SECTION 10.8.  Trustee's and Collateral Agent's Fees and Expenses............................................70
     SECTION 10.9.  Eligibility Requirements for Trustee..........................................................70
     SECTION 10.10. Resignation or Removal of Trustee.............................................................71
     SECTION 10.11. Successor Trustee.............................................................................71
     SECTION 10.12. Merger or Consolidation of Trustee............................................................72
     SECTION 10.13. Appointment of Co-Trustee or Separate Trustee.................................................72
     SECTION 10.14. Representations and Warranties of Trustee.....................................................74
     SECTION 10.15. Reports by Trustee............................................................................74
     SECTION 10.16. Tax Accounting................................................................................74
     SECTION 10.17. Trustee May Enforce Claims Without Possession of Certificates.................................74
     SECTION 10.18. Collateral Agent Is Entitled To All Rights Under This Article.................................75

                                                  ARTICLE XI


                                                 Termination

     SECTION 11.1.  Termination of the Trust......................................................................75
     SECTION 11.2.  Optional Purchase of All Receivables..........................................................76

                                                 ARTICLE XII


                                           Miscellaneous Provisions

     SECTION 12.1.  Amendment.....................................................................................76
     SECTION 12.2.  Protection of Title to Trust..................................................................77
     SECTION 12.3.  Limitation on Rights of Certificateholders....................................................79
     SECTION 12.4.  GOVERNING LAW.................................................................................80
     SECTION 12.5.  Notices.......................................................................................80
     SECTION 12.6.  Severability of Provisions....................................................................80
     SECTION 12.7.  Assignment....................................................................................80
     SECTION 12.8.  Certificates Nonassessable and Fully Paid.....................................................81
     SECTION 12.9.  Intention of Parties..........................................................................81
     SECTION 12.10. Counterparts..................................................................................81
     SECTION 12.11. Collateral Agent Protection...................................................................81
     SECTION 12.12. Limitation of Liability of Trustee and Collateral Agent.......................................82
     SECTION 12.13. Independence of the Servicer..................................................................82
     SECTION 12.14. No Joint Venture..............................................................................82
     SECTION 12.15. Headings......................................................................................82
     SECTION 12.16. Limitations on Rights of Others...............................................................82
     SECTION 12.17. Nonpetition Covenant..........................................................................83

SCHEDULES

Schedule A - Schedule of Receivables
Schedule B - Location of Receivables


EXHIBITS

Exhibit A - Form of Class A Certificate
Exhibit B - Form of Class B Certificate
Exhibit C - Form of Monthly Statement to Certificateholders
Exhibit D - Form of Benefit Plan Affidavit
Exhibit E - Form of Trustee's Certificate

                  POOLING AND SERVICING AGREEMENT dated as of April 1, 1999 (the "Agreement"), among Mellon Auto Receivables Corporation, a Delaware corporation, as depositor (the "Depositor"), Mellon Bank, N.A., a national banking association (the "Bank"), as servicer (the "Servicer") and seller (the "Seller"), Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") and The Chase Manhattan Bank, a New York banking corporation, as collateral agent (the "Collateral Agent").

                  In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

                  "Accounts" has the meaning specified in Section 4.1(a)(ii).

                  "Account Property" means all amounts and investments held from time to time in any Account or the Reserve Account, as the case may be (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

                  "Advance" means the amount, as of the close of business on the last day of a Collection Period, which the Servicer may advance on the related Receivable pursuant to Section 4.8(a).

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Aggregate Net Losses" means, with respect to a Collection Period, the sum of (x) the aggregate principal balance of all Receivables newly designated during such Collection Period as Liquidated Receivables minus Liquidation Proceeds collected during such Collection Period with respect to all Liquidated Receivables and (y) Cram Down Losses.

                  "Agreement" means this Pooling and Servicing Agreement, as the same may be amended and supplemented from time to time.

                  "Amount Financed" means, with respect to any Receivable, the amount advanced under such Receivable toward the purchase price of the related Financed and any related costs.

                  "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract expressed as a percentage.

                  "Authenticating Agent" has the meaning specified in Section
6.12 and shall initially be the corporate trust office of The Chase Manhattan Bank, and its successors and assigns in such capacity.

                  "Authorized Officer" means (i) with respect to the Trustee, or the Collateral Agent, any officer within the Corporate Trust Office of the Trustee or the Collateral Agent, as the case may be, including any vice president, assistant vice president, managing director, secretary, assistant secretary, assistant treasurer or any other officer of the Trustee or the Collateral Agent, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and
(ii) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Servicer to the Trustee and the Collateral Agent on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Average Delinquency Percentage" means, as of any Distribution Date, the average of the Delinquency Percentage for such Distribution Date and the preceding two Distribution Dates.

                  "Average Net Loss Ratio" means, as of any Distribution Date, the average of the Net Loss Ratios for such Distribution Date and the preceding two Distribution Dates.

                  "Base Servicing Fee" means, with respect to any Distribution Date, the fee payable to the Servicer for services rendered during the related Collection Period, determined pursuant to Section 3.8(a).

                  "Book-Entry Certificates" mean beneficial interests in the definitive Certificates described in Section 6.10, the ownership of which shall be evidenced, and transfers of which shall be made, through book entries by a Clearing Agency as described in Section 6.10.

                  "Business Day" means a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Pittsburgh, Pennsylvania or the city in which the Corporate Trust Office is located are authorized by law, regulation, executive order or governmental decree to be closed.

                  "Certificate" means any Class A Certificate or Class B Certificate.

                  "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules, regulations and procedures of such Clearing Agency).

                  "Certificate Register" means the register maintained for the registration of Certificates and of transfers and exchanges of Certificates as provided in Section 6.3.

                  "Certificateholder" or "Holder" means the Person in whose name a Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Depositor, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Depositor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

                  "Class A Certificate" means a certificate executed by the Trustee on behalf of the Trust and authenticated by the Authenticating Agent, substantially in the form of Exhibit A hereto.

                  "Class A Certificateholder" or "Class A Holder" means the Person in whose name a Class A Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class A Certificate registered in the name of the Depositor, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Depositor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

                  "Class A Distribution Account" means the account established and maintained as such pursuant to Section 4.1.

                  "Class A Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Pass-Through Rate.

                  "Class A Interest Distribution" means, with respect to any Distribution Date, the sum of Class A Monthly Interest for such Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

                  "Class A Monthly Interest" means, with respect to any Distribution Date, the product of (x) one-twelfth of the Class A Pass-Through Rate and the (y) Class A Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Initial Class A Principal Balance.

                  "Class A Monthly Principal" means, with respect to any Distribution Date, the Class A Percentage of Principal Collections for such Distribution Date plus the sum of (i) the Class A Percentage of Realized Losses with respect to Receivables which became Liquidated Receivables during the related Collection Period and (ii) the Class A Percentage of the aggregate amount of Cram Down Losses during the related Collection Period.

                  "Class A Pass-Through Rate" means 5.46% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "Class A Percentage" means 96.9999620%.

                  "Class A Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Class A Principal Balance (after giving effect to any distributions made on such Distribution Date) divided by the Initial Class A Principal Balance.

                  "Class A Principal Balance" equals the Initial Class A Principal Balance, as reduced by all amounts allocable to principal on the Class A Certificates previously distributed to Class A Certificateholders.

                  "Class A Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class A Monthly Principal for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such preceding Distribution Date.

                  "Class A Principal Distribution" means, with respect to any Distribution Date (including the Final Scheduled Distribution Date), the sum of Class A Monthly Principal for such Distribution Date and the Class A Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class A Principal Distribution shall not exceed the Class A Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be deposited in the Class A Distribution Account will include the lesser of (a) any principal due and remaining unpaid on each Receivable in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be deposited under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Class A Distribution Account on such Distribution Date and allocable to principal) to reduce the Class A Principal Balance to zero.

                  "Class B Certificate" means a certificate executed by the Trustee on behalf of the Trust and authenticated by the Authenticating Agent, substantially in the form of Exhibit B hereto.

                  "Class B Certificateholder" or "Class B Holder" means the Person in whose name a Class B Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class B Certificate registered in the name of the Depositor, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Depositor or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

                  "Class B Distribution Account" means the account established and maintained as such pursuant to Section 4.1.

                  "Class B Interest Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Pass-Through Rate.

                  "Class B Interest Distribution" means, with respect to any Distribution Date, the sum of Class B Monthly Interest for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

                  "Class B Monthly Interest" means, with respect to any Distribution Date, the product of (x) one-twelfth of the Class B Pass-Through Rate and (y) the Class B Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Initial Class B Principal Balance.

                  "Class B Monthly Principal" means, with respect to any Distribution Date, the Class B Percentage of Principal Collections for such Distribution Date plus the sum of (i) Class B Percentage of Realized Losses with respect to Receivables which became Liquidated Receivables during the related Collection Period and (ii) the Class B Percentage of the aggregate amount of Cram Down Losses during the related Collection Period.

                  "Class B Pass-Through Rate" means 5.76% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "Class B Percentage" means 3.00003799%.

                  "Class B Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Class B Principal Balance (after giving effect to any distributions made on such Distribution Date) divided by the Initial Class B Principal Balance.

                  "Class B Principal Balance" equals the Initial Class B Principal Balance, as reduced by all amounts allocable to principal on the Class B Certificates previously distributed to Class B Certificateholders.

                  "Class B Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of Class B Monthly Principal for the preceding Distribution Date and any outstanding Class B Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such preceding Distribution Date.

                  "Class B Principal Distribution" means, with respect to any Distribution Date (including the Final Scheduled Distribution Date), the sum of Class B Monthly Principal for such Distribution Date and the Class B Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class B Principal Distribution shall not exceed the Class B Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Class B Certificateholders will include the lesser of (a) any principal due and remaining unpaid on each Receivable in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be deposited under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Class B Distribution Account on such Distribution Date and allocable to principal) to reduce the Class B Principal Balance to zero, and, in the case of clauses (a) and (b), remaining after any required distribution of the amount described in clause (a) to the Class A Distribution Account.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be DTC.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means April 29, 1999.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral Agent" means (i) The Chase Manhattan Bank, a New York banking corporation, in its capacity as collateral agent with respect to the Reserve Account for the Certificateholders and (ii) the Paying Agent, the Authenticating Agent, the Securities

Intermediary and the Transfer Agent and Certificate Registrar and in each such capacity its permitted successors and assigns.

                  "Collection Account" means the account or accounts established and maintained as such pursuant to Section 4.1.

                  "Collection Period" means, with respect to any Distribution Date, the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

                  "Collections" mean, for a Distribution Date, the sum of the Interest Collections and Principal Collections for such Distribution Date.

                  "Computer Tape" means the computer tape furnished to the Trustee describing certain characteristics of the Receivables as of the Cutoff Date.

                  "Contract" means a motor vehicle retail installment sale contract.

                  "Corporate Trust Office" means (i) with respect to the Trustee, Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 and (ii) with respect to the Collateral Agent, 450 West 33rd Street, 14th Floor, New York, New York 10001-2697, Attention: Mellon Auto Grantor Trust 1999-1, or at such other address as the Trustee or the Collateral Agent, as applicable, may designate from time to time as the principal office at which its corporate trust business is administered by notice to the Certificateholders, the Depositor and the Servicer, or the principal corporate trust office of any successor Trustee or Collateral Agent (the address of which the successor Trustee or successor Collateral Agent will notify the Certificateholders, the Depositor and the Servicer).

                  "Cram Down Loss" means, with respect to a Receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to (i) the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured or (iii) if such court restructures the payments to extend beyond the Final Scheduled Maturity Date, the net present value of the payments due after the Final Scheduled Maturity Date. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

                  "Cutoff Date" means the opening of business on April 1, 1999.

                  "Cutoff Date Principal Balance" means, with respect to a Receivable, the Principal Balance of such Receivable as of the Cutoff Date.

                  "Dealer" means a motor vehicle dealer who sold a Financed Vehicle and who, directly or indirectly, originated and assigned the respective Receivable to the Seller under a Dealer Agreement.

                  "Dealer Agreement" means any agreement between a Dealer and the Seller relating to the acquisition of Receivables.

                  "Definitive Certificates" shall have the meaning specified in
Section 6.10.

                  "Delinquency Percentage" means, for any Distribution Date, the ratio of (a) the outstanding principal balance of all outstanding Receivables 60 days or more delinquent (which amount shall include Receivables in respect of Financed Vehicles that have been repossessed but not yet sold or otherwise liquidated) as of the close of business on the last day of the Collection Period immediately preceding such Distribution Date, determined in accordance with the Servicer's normal practices, divided by (b) the outstanding principal balance of all Receivables as of the close of business on the last day of such Collection Period.

                  "Delivery" when used with respect to Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

                           (i) transfer of possession thereof to the Trustee or
                  Collateral Agent (all references to the Collateral Agent, in this definition relate to the Reserve Account), as applicable, endorsed to, or registered in the name of, the Trustee or Collateral Agent as applicable, or their respective nominee or endorsed in blank;

                  (b)      with respect to a certificated security:

                           (i) delivery thereof in bearer form to the Trustee or
                  Collateral Agent, as applicable, or their respective nominee or custodian; or

                           (ii) delivery thereof in registered form to the
                  Trustee or Collateral Agent, as applicable, or their respective nominee or custodian and

                                    (A) the certificate is endorsed to the
                  Trustee or Collateral Agent, as applicable, or their respective nominee or custodian or in blank by effective endorsement; or

                                    (B) the certificate is registered in the
                  name of the Trustee or Collateral Agent, as applicable, or their respective nominee or custodian, upon original issue or registration of transfer by the Trust;

                  (c) with respect to an uncertificated security:

                           (i) the delivery of the uncertificated security to
                  the Trustee or Collateral Agent, as applicable, or their respective nominee or custodian; or

                           (ii) the issuer has agreed that it will comply with
                  instructions originated by the Trustee or Collateral Agent, as applicable, or their respective nominee or custodian without further consent by the registered owner;

                  (d) with respect to any security issued by the U.S. Treasury that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                           (i) a Federal Reserve Bank by book entry credits the
                  book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR Part
                  357) which is also a securities intermediary; and

                           (ii) the participant indicates by book entry that the
                  book-entry security has been credited to the Trustee or Collateral Agent, as applicable, or their respective nominee or custodian securities account;

                  (e) with respect to a security entitlement:

                           (i) the Trustee or the Collateral Agent, as
                  applicable, or their respective nominee or custodian becomes the entitlement holder; or

                           (ii) the securities intermediary has agreed that it
                  will comply with entitlement orders originated by the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian without further consent by the entitlement holder;

                  (f) for the purpose of clauses (b) and (c) hereof "delivery" means:

                           (i) with respect to a certificated security:

                                    (A) the Trustee or the Collateral Agent, as
                  applicable, or their respective nominee or custodian acquires possession thereof;

                                    (B) another person (other than a securities
                  intermediary) either acquires possession thereof on behalf of the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian or, having previously acquired possession thereof, acknowledges that it holds for the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian; or

                                    (C) a securities intermediary acting on
                  behalf of the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian by an effective endorsement;

                           (ii) with respect to an uncertificated security:

                                    (A) the issuer registers the Trustee or the
                  Collateral Agent, as applicable, or their respective nominee or custodian as the registered owner, upon original issue or registration of transfer; or

                                    (B) another person (other than a securities
                  intermediary) either becomes the registered owner thereof on behalf of the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian or, having previously become the registered owner, acknowledges that it holds for the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian;

                  (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

                           (i)      "certificated security"

                           (ii)     "effective endorsement"

                           (iii)    "entitlement holder"

                           (iv)     "instrument"

                           (v)      "securities account"

                           (vi)     "securities entitlement"

                           (vii)    "securities intermediary"

                           (viii)   "uncertificated security"

                  (h) in each case of Delivery contemplated herein, the Trustee or the Collateral Agent, as applicable, or their respective nominee or custodian shall make appropriate notations on its records, and shall cause the same to be made on the records of their respective nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "Depositor" means Mellon Auto Receivables Corporation, as the depositor of the Receivables, and each successor to Mellon Auto Receivables Corporation (in the same capacity) to the extent permitted hereunder.

                  "Depository Agreement" means the agreement among the Depositor, the Servicer, the Collateral Agent and DTC, dated April 28, 1999.

                  "Determination Date" means, with respect to any Distribution Date, the earlier of the tenth Business Day of the month in which a Distribution Date occurs and the fourth Business Day preceding such Distribution Date.

                  "Distribution Date" means, with respect to each Collection Period, the fifteenth day of the following month, or if such 15th day is not a Business Day, the immediately following Business Day, commencing in May 1999.

                  "Distribution Date Statement" means, the statement described in Section 4.7.

                  "DTC" means The Depository Trust Company.

                  "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution (other than the Depositor or any Affiliate of the Depositor) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

                  "Eligible Institution" means (a) the corporate trust department of the Trustee or the Collateral Agent, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) has either (A) a long-term senior unsecured debt rating of at least "AAA" by Standard & Poor's or such other rating acceptable to the Rating Agencies or (B) a short-term senior unsecured debt rating or certificate of deposit rating of at least A-1+ by Standard & Poor's and P-1 by Moody's or other such rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

                  "Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution (including the Depositor or any Affiliate of the Depositor) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

                  (c) commercial paper (including commercial paper of the Depositor or any Affiliate of the Depositor) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

                  (d) with respect to the Reserve Account, investments in money market funds (including funds for which the Depositor or the Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

                  (g) any other debt investment which would not cause either Rating Agency to downgrade or withdraw its then current rating of either the Class A Certificates or the Class B Certificates.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA Entity" means (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh subject to either Title I of ERISA or Section 4975 of the Code, or (ii) an entity whose source of funds to be used for the purchase of a Class B Certificate includes the assets of any such plan, arrangement or account.

                  "Event of Servicing Termination" means an event specified in
Section 9.1.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "Final Scheduled Distribution Date" means the October 2005 Distribution Date.

                  "Final Scheduled Maturity Date" means March 31, 2005.

                  "Financed Vehicle" means a new or used automobile (including passenger car, minivan, sport utility vehicle or light truck), together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                  "Financial Asset" has the meaning specified in Section 8-102(a)(9) of the New York UCC.

                  "Independent Counsel" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Servicer, the Trust, the Depositor, the Seller and any Affiliate of any of the foregoing Persons and (b) is not an officer or employee of the Servicer, the Trust, the Depositor, the Seller or any Affiliate of any of the foregoing Persons.

                  "Initial Class A Principal Balance" means $307,741,000.00.

                  "Initial Class B Principal Balance" means $9,517,887.13.

                  "Initial Pool Balance" means the aggregate Cutoff Date Principal Balance of the Receivables, which is $317,258,887.13.

                  "Initial Principal Balance" means the sum of the Initial Class A Principal Balance and the Initial Class B Principal Balance.

                  "Insolvency Event" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "Interest Collections" means, with respect to any Distribution Date, the sum of the following amounts without duplication: (a) that portion of all collections on the Receivables allocable to interest in respect of the preceding Collection Period using the Simple Interest Method; (b) Liquidation Proceeds attributable to interest on the Receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer's customary servicing procedures, to the extent not included in clause
(a) above; (c) all Advances made by the Servicer of interest due on the Receivables during the related Collection Period; (d) the Purchase Amount of each Receivable repurchased by the Seller or purchased by the Servicer with respect to the preceding Collection Period to the extent attributable to accrued interest on such Receivable; and (e) Recoveries for such Collection Period; provided, however, that in calculating the Interest Collections (i) all payments and proceeds (including Liquidation Proceeds) of any Receivables repurchased by the Seller or purchased by the Servicer the Purchase Amount of which has been included in the Interest Collections on a prior Distribution Date, and (ii) distributed to the Servicer with respect to such Distribution Date, as reimbursement for Outstanding Advances in accordance with Section 4.8 shall all be excluded.

                  "Lien" means a security interest, lien, charge, pledge or encumbrance of any kind, other than tax liens, mechanics' liens and any liens which attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

                  "Liquidated Receivables" means Receivables (i) which have been liquidated by the Servicer through the sale of the related Financed Vehicle,
(ii) as to which all or a portion representing 10% or more of a scheduled payment due is 120 or more days delinquent or (iii) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

                  "Liquidation Proceeds" means, with respect to any Liquidated Receivable, (i) insurance proceeds, (ii) the moneys collected in respect thereof, from whatever source (other than any proceeds from any Dealer commission) on a Liquidated Receivable during the Collection Period in which such Receivable became a Liquidated Receivable and (iii) proceeds of a Financed Vehicle sold after repossession, in each case, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

                  "Moody's" means Moody's Investors Service, Inc., or its successors in interest.

                  "Net Loss Ratio" means, for any Distribution Date, the ratio of (a) the Aggregate Net Losses for such Distribution Date, divided by (b) the average of the Pool Balances on each of the first day of the related Collection Period and the last day of the related Collection Period.

                  "Non-Affiliated Servicer" means any Servicer which is not Mellon Bank, N.A. or an Affiliate thereof.

                  "Non-Affiliated Subordinated Servicing Fee" means, with respect to any Distribution Date and any Non-Affiliated Servicer, the additional fee payable to such Non-Affiliated Servicer for services rendered during the related Collection Period, determined pursuant to Section 3.8(b).

                  "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

                  "Officer's Certificate" means a certificate signed by the president, any senior vice president or any vice president of the Depositor, the Seller or the Servicer, as appropriate.

                  "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Depositor, the Seller or the Servicer, and which opinion or opinions shall be addressed to the Trustee as Trustee; provided, however, that any opinion regarding the status of the Trust as a grantor trust for federal income tax purposes shall be delivered by Independent Counsel.

                  "Outstanding Advances" on the Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 4.8(a).

                  "Paying Agent" has the meaning specified in Section 6.11 and shall initially be the corporate trust office of The Chase Manhattan Bank.

                  "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

                  "Plan" has the meaning specified in Section 6.3.

                  "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

                  "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) that portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method, (ii) any refunded portion of extended warranty protection plan costs or of physical damage, theft, credit life, credit accident or health insurance premiums included in the Amount Financed, (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal, (iv) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable, but only to the extent not included in clause (i) and
(v) Cram Down Losses in respect of such Receivable.

                  "Principal Collections" means, with respect to any Distribution Date, the sum of (i) that portion of all collections on the Receivables allocable to principal in respect of the preceding Collection Period without regard to any extensions or modifications thereof effected after the Cutoff Date, other than with respect to any extensions or modifications required in connection with Cram Down Losses during such Collection Period; (ii) the principal balance of each Receivable that was repurchased by the Seller or purchased by the Servicer, in each case, as of the close of business on the last day of the preceding Collection Period (except to the extent included in (i) above; (iii) all Liquidation Proceeds attributable to the principal amount of Receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer's customary servicing procedures (except to the extent included in (i) above); and (iv) partial prepayments on Receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or heath insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor and only to the extent not included in clause (i) above; provided, however, that in calculating the Principal Collections (i) all payments and proceeds (including Liquidation Proceeds) of any Receivables repurchased by the Seller or purchased by the Servicer the Purchase Amount of which has been included in the Principal Collections on a prior Distribution Date shall be excluded.

                  "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest at the APR to the end of the month of purchase (without giving effect to Outstanding Advances).

                  "Purchased Receivable" means a Receivable as to which the payment of the Purchase Amount has been made as of the close of business on the last day of a Collection Period by (i) the Servicer pursuant to Section 3.7 or
(ii) by the Seller pursuant to Section 2.3.

                  "Rating Agency" means either Standard & Poor's or Moody's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Collateral Agent and the Servicer.

                  "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that each of the Rating Agencies shall have notified the Depositor, the Servicer or the Trustee in writing that such action will not, in and of itself, result in a reduction or withdrawal of the then current rating of either class of Certificates. With respect to Section 4.2, the Rating Agency Condition shall be deemed to be satisfied on the Closing Date after receipt of a letter from each Rating Agency dated such date stating that the Class A Certificates are rated in the highest investment rating category and the Class B Certificates are rated at least A+ by Standard & Poor's and A3 by Moody's.

                  "Realized Losses" means, for any period, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

                  "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche), but excluding Liquidated Receivables and Purchased Receivables.

                  "Receivable File" means, with respect to a Receivable, the documents specified in Section 2.4.

                  "Record Date" means, in respect of each Collection Period and the related Distribution Date, the Business Day immediately preceding such Distribution Date, or if Definitive Certificates are issued, the last day of the calendar month immediately preceding such Distribution Date.

                  "Recoveries" with respect to any Collection Period, means, with respect to any Liquidated Receivable, monies collected by the Servicer in respect thereof, from whatever source (other than any proceeds from any Dealer commission), during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of (i) any expenses incurred by the Servicer in connection with the collection of such Receivable and the disposition of the Financed Vehicle (to the extent not previously reimbursed and (ii) any payments required by law to be remitted to the Obligor.

                  "Related Financed Vehicle" means a Financed Vehicle securing the Obligor's indebtedness under a Receivable.

                  "Reserve Account" means the fund established and maintained as such pursuant to Section 4.1(b).

                  "Reserve Account Initial Deposit" means, with respect to the Closing Date, $4,758,883.31.

                  "Schedule of Receivables" means each list attached hereto as Schedule A identifying the Receivables conveyed by the Depositor or at the Depositor's direction, which list may be in the form of microfiche, or computer readable tape or diskette.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Seller" has the meaning specified in the preamble.

                  "Servicer" means the Bank, as Servicer of the Receivables, and each successor to the Bank (in the same capacity) pursuant to Section 8.3 and each successor Servicer appointed and acting pursuant to Section 9.2.

                  "Servicer's Certificate" has the meaning specified in Section 3.9.

                  "Servicing Fee" means, with respect to any Distribution Date, the Base Servicing Fee payable to the Servicer for services rendered during the related Collection Period, together with any portion of the Base Servicing Fee that remains unpaid from prior Distribution Dates.

                  "Servicing Fee Rate" shall be 0.50% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the stated APR multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

                  "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to principal and the portion of a payment allocable to interest is determined in accordance with the Simple Interest Method.

                  "Specified Reserve Account Balance" means, with respect to any Distribution Date, 3.00% of the Pool Balance as of the last day of the related Collection Period, but in any event not less than the lesser of (i) $2,379,441.65 and (ii) such Pool Balance; provided, that the Specified Reserve Account Balance will be calculated using a percentage of 6.00% for any Distribution Date (beginning with the July 1999 Distribution Date) on which the Average Net Loss Ratio exceeds 1.50% or the Average Delinquency Percentage exceeds 1.50%. Upon written notification to the Trustee and the Collateral Agent by the Depositor, the Specified Reserve Account Balance may be reduced to a lesser amount as determined by the Depositor so long as such reduction satisfies the Rating Agency Condition.

                  "STAMP" has the meaning specified in Section 6.3.

                  "Standard & Poor's" or "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

                  "Successor Servicer" has the meaning specified in Section 9.2.

                  "Transfer Agent and Certificate Registrar" has the meaning specified in Section 6.3 and shall initially be the corporate trust office of The Chase Manhattan Bank.

                  "Transfer Date" means, with respect to any Distribution Date, the Business Day preceding such Distribution Date.

                  "Trust" means the Mellon Auto Grantor Trust 1999-1 created by this Agreement.

                  "Trustee" means Norwest Bank Minnesota, National Association, as Trustee under this Agreement, or any successor, and any successor Trustee appointed and acting pursuant to Sections 10.10 and 10.11.

                  "Trust Property" means:

                  (a) all right, title and interest of the Seller in and to the Receivables, and all moneys received thereon (other than any proceeds from any Dealer commission), on or after the Cutoff Date;

                  (b) all right, title and interest of the Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles;

                  (c) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, repossession, loss, skip, credit life and credit accident, vendor's single interest and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (d) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (e) the interest of the Seller in any proceeds from any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement;

                  (f) such amounts as from time to time may be held in the Collection Account, the Class A Distribution Account and the Class B Distribution Account (including the Account Property related thereto); and

                  (g) all proceeds (within the meaning of the UCC) of any and all of the foregoing.

                  "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

                  SECTION 1.2. Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  SECTION 1.3. Calculations. Except as otherwise specifically provided herein, all calculations of the amount of interest accrued on the Certificates during any Collection Period and all calculations of the amount of the Servicing Fee payable with respect to a Collection Period shall be made on the basis of a 360-day year consisting of twelve 30-day months.

                  SECTION 1.4. References. All references to the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

                  SECTION 1.5. References to the Trust. Whenever any provision of this Agreement refers to actions to be taken by the Trust, matters to be consented to by the Trust, or deliveries or notices to the Trust, such provision shall be deemed to refer to actions to be taken by the Trustee, matters to be consented to by the Trustee, or deliveries or notices to the Trustee.

                  SECTION 1.6. Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken or consented to by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consented to by Certificateholders.

                                   ARTICLE II

                               The Trust Property

                  SECTION 2.1. Conveyance of Trust Property. (a) The Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign and convey to the Depositor, at a purchase price previously agreed to by the Seller and Depositor, the Trust Property, without recourse (subject to the obligations herein), upon the terms and conditions hereof.

                  (b) In consideration of the Trustee's delivery to, or upon the written order of the Depositor of authenticated Certificates, in authorized denominations, in an aggregate amount equal to the Initial Principal Balance, the Depositor does hereby sell, transfer, assign and convey to the Trustee, on behalf of the Trust, without recourse (subject to the obligations herein) upon the terms and conditions hereof, the Trust Property.

                  SECTION 2.2.A. Representations and Warranties of the Seller. The Seller makes the following representations and warranties as to each Receivable conveyed by the Seller to the Depositor hereunder on which each of the Depositor and the Trustee, on behalf of the Trust, is deemed to have relied in acquiring the Receivables. Unless otherwise indicated, such representations and warranties are being made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trustee on behalf of the Trust.

                  (a) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to such Receivables not be part of the Seller's receivership in the event of the filing of a petition for receivership by or against the Seller. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Depositor. Immediately prior to the transfer and assignment to the Depositor herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each such Receivable, free and clear of all Liens.

                  (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Depositor a first priority perfected ownership interest in the Receivables, and to give the Depositor a first priority perfected security interest therein, shall have been made.

                  (c) Characteristics of Receivables. Each Receivable (A) has been either originated by a Dealer in the regular course of such Dealer's business and purchased from such Dealer by the Seller in the ordinary course of the Seller's business or otherwise originated by the Seller in the ordinary course of the Seller's business, and each Obligor was approved in accordance with the Seller's standard underwriting procedures in effect at the time such Receivable was originated or purchased, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest has been assigned by the Seller to the Depositor, which is assignable by the Depositor to the Trustee,
(C) contains customary and enforceable provisions under the laws of the state governing such Receivable such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; (D) is a Simple Interest Receivable, and (E) provides for level monthly payments that fully amortizes the Amount Financed by maturity (except for the last payment, which may be different from the level payment).

                  (d) Schedule of Receivables. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date and no selection procedures believed by the Seller to be adverse to the Certificateholders were utilized in selecting the Receivables. The Computer Tape regarding the Receivables is true and correct in all material respects as of the Cutoff Date.

                  (e) Compliance With Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage and credit life and credit accident and health insurance and any extended service contracts complied in all material respects at the time it was originated or made and at the Closing Date complies in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldier's and Sailor's Civil Relief Act of 1940, state adaptations of the National Consumer Act and the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (f) Binding Obligation. As of the Cutoff Date, each Receivable represents the legal, valid and binding payment obligation in writing of the Obligor thereunder, enforceable by the holder thereof in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect related to or affecting creditors' rights generally and subject to general principles of equity (whether applied in a proceeding at law or in equity) and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (g) No Government Obligor. As of the Cutoff Date, none of the Receivables is due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state.

                  (h) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment, and transfer thereof under this Agreement, (i) each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or (ii) application has been made with the appropriate governmental authority for a valid perfected first priority security interest in the Financed Vehicle in favor of the Seller and such security interest is or shall be prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (i) Receivables in Force. As of the Cutoff Date, no Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part unless another vehicle has been substituted as collateral securing the Receivable without any other modification to such Receivable.

                  (j) No Waiver. As of the Cutoff Date, no provision of a Receivable has been modified or waived except as reflected in the Receivable File relating to such Receivable.

                  (k) No Amendments. As of the Cutoff Date, no Receivable has been amended, except as permitted pursuant to Section 3.2.

                  (l) No Defenses. As of the Cutoff Date, no right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (m) No Liens. As of the Cutoff Date, the Seller has not received notice of any Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes relating to any Financed Vehicle securing the related Receivable, that are or may be prior to or equal to the Lien granted by such Receivable.

                  (n) No Default. No Receivable has a payment that is more than thirty days overdue as of the Cutoff Date and, except as permitted in this paragraph, no default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event (in any such case) permitting acceleration under the terms of any Receivable has arisen as of the Cutoff Date; and the Seller has not waived and shall not waive any of the foregoing.

                  (o) Maturity of Receivables. Each Receivable has an original term to maturity of not more than 72 months; the weighted average original term to maturity of the Receivables is 59.9 months as of the Cutoff Date; the remaining term to maturity of each Receivable is 72 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables is 52.3 months as of the Cutoff Date; and the latest scheduled maturity of any Receivable shall be no later than the Final Scheduled Maturity Date.

                  (p) No Bankruptcies. No Obligor on any Receivable was noted in the related Receivable File as having filed for bankruptcy in a proceeding which remained undischarged as of the Cutoff Date.

                  (q) No Repossessions. As of the Cutoff Date, no Financed Vehicle securing any Receivable is in repossession status.

                  (r) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                  (s) APR. The weighted average Annual Percentage Rate of the Receivables as of the Cutoff Date is approximately 9.21%.

                  (t) Principal Balance. The average principal balance of the Receivables as of the Cutoff Date is $12,903.52. The aggregate Cutoff Date Principal Balance of the Receivables is $317,258,887.13. As of the Cutoff Date, each Receivable has a Principal Balance between $25.41 and $54,409.71.

                  (u) Financing. Approximately 53.46% of the aggregate Cutoff Date Principal Balance of the Receivables, represents financing of new vehicles; the remainder of the Receivables represents financing of used vehicles.

                  (v) Paid-Ahead. As of the Cutoff Date, approximately 4.8% of the aggregate Principal Balance of the Receivables, constituting approximately 6.6% of the number of Receivables are paid-ahead for a period of 1 to 48 months. As of the Cutoff Date, no Receivable is paid-ahead more than 48 months.

                  (w) Insurance; Other. The Servicer, in accordance with its customary procedures, has confirmed (A) that each Obligor has obtained insurance covering the Financed Vehicle as of the date of execution of the related Receivable insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such insurance naming the Seller and its successors and assigns as a loss payee, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy naming the Seller as loss payee (lienholder) under each such insurance policy and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (x) Lawful Assignment. No Receivable has been originated in, or as of the Cutoff Date is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable under this Agreement (i) is unlawful, void, voidable or unenforceable in accordance with its terms or (ii) would render such Receivable void, voidable or unenforceable in accordance with its terms. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of all or any portion of the Receivable.

                  (y) Insurance Premiums. As of the Cutoff Date, none of the aggregate Cutoff Date Principal Balance of the Receivables included amounts attributable to the payment of any physical damage or theft insurance premium.

                  (z) One Original. There is only one original executed copy of each Receivable.

                  (aa) Origination of Receivables. Based on the billing address of the Obligors and the principal balance of Receivables as of the Cutoff Date, approximately 85.26% of the aggregate Cutoff Date Principal Balance of the Receivables were originated in Pennsylvania, and approximately 7.97% of the aggregate Cutoff Date Principal Balance of the Receivables were originated in Delaware.

                  (bb) Receivable Files. The Receivable Files are kept at one or more of the locations listed in Schedule B.

                  (cc) Computer Records. As of the Closing Date, the accounting and computer records relating to the Receivables of the Seller have been marked to indicate the Depositor's ownership interest therein.

                  SECTION 2.2.B. Representations and Warranties of Depositor. The Depositor makes the following representations and warranties as to each Receivable conveyed by the Depositor to the Trustee hereunder on which the Trustee shall conclusively rely in accepting the Trust Property on behalf of the Trust and authenticating the Certificates. Unless otherwise indicated, such representations and warranties are being made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trustee on behalf of the Trust.

                  (a) Title. It is the intention of the Depositor that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Depositor to the Trustee on behalf of the Trust and that the beneficial interest in and title to such Receivables not be part of the receivership in the event of the filing of a petition for receivership by or against the

Depositor. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Trustee on behalf of the Trust. Immediately prior to the transfer and assignment to the Trustee on behalf of the Trust herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens created or arising through the Depositor and, immediately upon the transfer thereof, the Trustee on behalf of the Trust shall have good and marketable title to each such Receivable, free and clear of all Liens created or arising through the Depositor; and the transfer of the Receivables to the Trustee on behalf of the Trust has been perfected under the UCC.

                  (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables, and to give the Trustee a first priority perfected security interest therein, shall have been made.

                  (c) Computer Records. As of the Closing Date, the accounting and computer records relating to the Receivables of the Depositor have been marked to show the absolute ownership by the Trustee on behalf of the Trust of the Receivables.

                  SECTION 2.3. Repurchase upon Breach. (a) The Seller, the Depositor, the Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon its discovery of any breach of the Seller's or the Depositor's representations and warranties made pursuant to Section 2.2. Unless any such breach of the Seller's representations and warranties made pursuant to Section 2.2.A. shall have been cured by the last day of the first Collection Period following the discovery thereof by the Trustee or receipt by the Trustee of written notice from the Seller, the Depositor or the Servicer of such breach, the Seller shall be obligated to repurchase any Receivable in which the interests of the Certificateholders are materially and adversely affected by any such breach as of the last day of such Collection Period. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit to the Collection Account the Purchase Amount in the manner specified in Section 4.3 and the Trustee shall execute such assignments and other documents reasonably requested by the Seller in order to effect such repurchase.

                  (b) The sole remedy of the Trust, the Trustee or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 2.2.A. and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein. The Trustee shall not have any duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

                  SECTION 2.4. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Trustee as custodian of the following documents or instruments (the "Receivable File") with respect to each
Receivable:

                  (i) the original executed copy of the Receivable;

                  (ii) a record of the information supplied by the Obligor in the original credit application;

                  (iii) the original certificate of title or if the laws of the state in which the Obligor is located do not provide for possession of the certificate of title by the Servicer, such documents that the Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Seller in the Financed Vehicle (it being understood that the original certificates of title generally are not delivered to the Seller for 90 days but that promptly upon delivery they shall be delivered to the Servicer as custodian hereunder); and

                  (iv) any and all other documents that the Servicer shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or a Financed Vehicle.

                  SECTION 2.5. Duties of Servicer as Custodian. (a) Safekeeping. The Servicer shall hold the Receivable Files on behalf of the Trustee for the benefit of all present and future Certificateholders and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Trustee to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

                  (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Trustee by written notice not later than 60 days after any change in location. Upon reasonable prior notice, the Servicer shall make available to the Trustee or its respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and records and computer systems maintained by the Servicer and permit access to such Receivables Files at such times during normal business hours as the Trustee shall instruct.

                  (c) Release of Documents. Upon written instruction from the Trustee, the Servicer shall release or shall cause to be released any Receivable File to the Trustee, the Trustee's agent, or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate, as soon as practicable and upon the release and delivery of any such document in accordance with the instructions of the Trustee, the Servicer shall be released from any further liability and responsibilities under this Section
2.5 with respect to such documents unless and until such time as such document may be returned to the Servicer.

                  SECTION 2.6. Instructions; Authority To Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of the Trustee.

                  SECTION 2.7. Custodian's Indemnification. The Servicer as custodian shall indemnify and hold harmless the Trustee, the Collateral Agent and their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable attorneys' fees and expenses) that may be imposed on, incurred by or asserted against the Trustee, the Collateral Agent or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer or any subservicer, as custodian of the Receivable Files where the final determination that any such improper act or omission by the Servicer, which resulted in such liability, obligation, loss, damage, payment, cost or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer; provided, however, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Trustee, the Collateral Agent or any of their respective officers, directors, employees and agents. This provision shall not be considered to limit the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  SECTION 2.8. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Bank shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 9.1, the appointment of such Servicer as custodian shall be terminated by the Trustee or by Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, in the same manner as the Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 9.1. The Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer, and without cause upon 30 days' prior written notification to the Servicer and the Rating Agencies. As soon as practicable after any termination of such appointment, the Servicer shall deliver, or cause to be delivered, the Receivable Files to the Trustee or the Trustee's agent at such place or places as the Trustee may reasonably designate in writing. If the Servicer shall be terminated as custodian hereunder for any reason but shall continue to serve as Servicer, the Trustee shall, or shall cause its agent to, make the Receivable Files available to the Servicer (or, if designated by the Servicer, a permitted subservicer) during normal business hours upon reasonable notice so as to permit the Servicer to perform its obligations as Servicer hereunder.

                                   ARTICLE III

               Administration and Servicing of the Trust Property

                  SECTION 3.1. Duties of Servicer . The Servicer, as agent for the Trust (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons or periodic statements or invoices to Obligors, reporting any tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions and making Advances pursuant to Section 4.8(a). Subject to the provisions of Section 3.2, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Trust, the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trustee (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable the Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Trustee or the Certificateholders. The Trustee shall upon the written request of the Servicer, furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

                  SECTION 3.2. Collection and Allocation of Receivable Payments.
(a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others.

                  (b) The Servicer may not grant extensions or modify the original due dates of a Receivable; provided, however, that the Servicer may (i)
(x) after six payments have been made, grant a one month extension with respect to a Receivable, (y) after each additional twelve payments have been made, grant a one month extension with respect to a Receivable and (z) change the original due date once during the term of a Receivable to a new due date within 20 days of the original scheduled due date of such Receivable and (ii) grant extensions or modify the original due dates of a Receivable with respect to a Receivable for which a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the schedule payments or other terms on such Receivable; provided, however, that the Servicer may not extend the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Final Scheduled Distribution Date. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not voluntarily agree to any reduction of (i) the original interest rate,
(ii) the amount of the original regular scheduled payment, or (iii) the Principal Balance of any Receivable.

                  SECTION 3.3. Realization upon Receivables. On behalf of the Trust, the Servicer shall use all reasonable efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. From time to time, as appropriate for servicing or foreclosing upon any Receivable, the Trustee shall, upon written request of the Servicer, execute such documents as shall be necessary to prosecute any such proceedings. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize proceeds from Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of a representation or warranty in the related Dealer Agreement or a default by an Obligor resulting in the repossession of the Financed Vehicle under such Dealer Agreement. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its reasonable discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

                  SECTION 3.4. Physical Damage Insurance; Other Insurance. (a) The Servicer shall, in accordance with its customary servicing procedures, verify (i) that each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, collision and other risks generally covered by comprehensive and collision coverage and that each Receivable requires the Obligor to maintain such physical loss and damage insurance naming the Seller and its successors and assigns as a loss payee, (ii) that each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming the Seller as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 3.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trustee shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies, shall be deposited in the Collection Account pursuant to Section 4.2. The parties hereto acknowledge that the Servicer shall not be required to force place any insurance coverage referred to in Section 3.4(a)(i) above, or any other insurance coverage.

                  SECTION 3.5. Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of (i) the security interest created by each Receivable in the related Financed Vehicle and
(ii) the interest of the Trust in the Receivables created by this Agreement, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by Obligors under the respective Receivables to each of the Seller and the Depositor hereunder. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

                  SECTION 3.6. Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession or except as may be required by an insurer in order to receive proceeds from insurance covering such Financed Vehicle, nor shall the Servicer impair the rights of the Trustee or the Certificateholders in such Receivables (it being understood that no action of the Servicer taken in compliance with the terms of this Agreement shall be deemed to impair such rights), nor shall the Servicer increase the number of scheduled payments due under a Receivable. Notwithstanding the foregoing, the Servicer may, as described in Section 3.2(b), grant extensions or modify the original due dates of a Receivable or make such other changes with respect to a Receivable for which a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments on such Receivable; provided, however, that the Servicer may not extend the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period preceding the Final Scheduled Distribution Date.

                  SECTION 3.7. Purchase of Receivables upon Breach. The Servicer or the Trustee shall inform the other party and the Depositor promptly, in writing, upon the discovery of any breach pursuant to Section 3.2(b), 3.5 or
3.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery thereof by the Trustee or the receipt by the Trustee of notice of such breach, the Servicer shall be obligated to purchase any Receivable in which the interests of the Certificateholders are materially and adversely affected by such breach as of the last day of such second Collection Period (or, at the Servicer's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of any such Receivable pursuant to the preceding sentence, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.3. The sole remedy of the Trustee or the Certificateholders with respect to a breach of
Section 3.2(b), 3.5 or 3.6 shall be to require the

Servicer to purchase Receivables pursuant to this Section. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

                  SECTION 3.8. Base Servicing Fee and Non-Affiliated Subordinated Servicing Fee. (a) The servicing fee for each Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and
(iii) the Pool Balance as of the first day of the related Collection Period (the "Base Servicing Fee"). In addition, the "Base Servicing Fee" described above shall include late fees, other administrative fees and other similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables.

                  (b) If a Non-Affiliated Servicer is the Servicer, such Servicer will be entitled to receive from amounts held in the Reserve Account in accordance with the priorities set forth in Section 4.6(c) as additional compensation the Non-Affiliated Subordinated Servicing Fee on each Distribution Date. The "Non-Affiliated Subordinated Servicing Fee" for each applicable Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the first day of the related Collection Period.

                  SECTION 3.9. Servicer's Certificate. On each Determination Date, the Servicer shall deliver to the Trustee , the Collateral Agent and the Depositor, with a copy to the Rating Agencies, an Officer's Certificate of the Servicer (the "Servicer's Certificate") containing all information necessary to make the distributions pursuant to Sections 4.5 and 4.6 (including, if required, Advances by the Servicer pursuant to Section 4.8) for the Collection Period preceding the date of such Servicer's Certificate. Receivables to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

                  SECTION 3.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Trustee, on or before April 30 of each year beginning April 30, 2000, an Officer's Certificate, dated as of December 31 of the preceding fiscal year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 1999) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such longer period) or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 3.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 3.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                  (b) The Servicer shall deliver to the Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business

Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 9.1(a) or (b).

                  SECTION 3.11. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Depositor, to deliver to the Depositor and the Trustee on or before April 30 of each year as of December 31 of the preceding fiscal year, beginning April 30, 2000, (1) a report addressed to the Board of Directors of Mellon Bank Corporation, the parent corporation of the Servicer, to the effect that such firm has examined the financial statements of Mellon Bank Corporation, the parent corporation of the Servicer and issued its report and that such examination was made in accordance with generally accepted auditing standards (except as otherwise noted therein), and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) a report (the "USAP Report") to the effect that such firm has examined the Servicer's assertion of its compliance with the minimum standards of the Uniform Single Attestation Programs for Mortgage Bankers ("USAP"), to the extent applicable and that, on the basis of such examination, conducted substantially in compliance with USAP, to the extent applicable, such assertion is fairly stated in all material respects except for such significant exceptions or errors in records that in the opinion of such firm, USAP requires it to report.

                  Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 3.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders access to the Receivable Files in such cases where the Certificateholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request (not less than seventy-two hours) and during normal business hours at the locations where the Receivables Files are held and described in Section 2.5(b). Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

                  SECTION 3.13. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Trustee, the Collateral Agent and their respective agents and independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders.

                  SECTION 3.14. Appointment of Subservicers. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer and/or custodian hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided, further, that the Servicer shall remain obligated and be liable to the Trust, the Trustee, and the Certificateholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and any subservicer from time to time and none of the Trust, the Trustee or the Certificateholders shall have any responsibility therefor.

                                   ARTICLE IV

        Distributions; Reserve Account; Statements to Certificateholders

                  SECTION 4.1. Establishment of Accounts. (a) (i) The Servicer, for the benefit of the Certificateholders, shall establish and maintain at The Chase Manhattan Bank in the name of the Trustee one or more Eligible Deposit Accounts (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Servicer shall establish and maintain at The Chase Manhattan Bank in the name of the Trustee an Eligible Deposit Account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Servicer shall establish and maintain at The Chase Manhattan Bank in the name of the Trustee an Eligible Deposit Account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders.

                  (ii) Funds on deposit in the Collection Account, the Class A Distribution Account and the Class B Distribution Account (collectively, the "Accounts") shall be established and maintained with the Paying Agent and shall be invested by the Paying Agent in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions delivered to an Authorized Officer of the Paying Agent or other written notice so delivered); provided, however, it is understood and agreed that the Paying Agent shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Trustee (or Paying Agent on behalf of the Trustee) for the benefit of the beneficiaries of the applicable Account; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Accounts at the written direction of the Servicer and shall be paid to the Servicer. Funds on deposit in the Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in an Account on a Transfer Date which immediately precedes a Distribution Date or upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Property. Except as otherwise provided herein, the Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any of the Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, as to which each Rating Agency may consent) establish a new Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Deposit Account.

                  (iv) The Servicer shall have the power, revocable by the Trustee, to instruct the Trustee and the Collateral Agent in writing to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Trustee and the Paying Agent to carry out their respective duties.

                  (b) (i) The Servicer shall establish and maintain in the name of The Chase Manhattan Bank, as Collateral Agent, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Reserve Account shall not be property of the Trust.

                  (ii) Funds on deposit in the Reserve Account shall be invested by the Collateral Agent in Eligible Investments selected in writing by the Servicer; provided, however, it is understood and agreed that the Collateral Agent shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Collateral Agent for the benefit of the beneficiaries of the Reserve Account; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Reserve Account at the written direction of the Servicer and shall be paid to the Servicer for distribution to the Depositor. Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Reserve Account on a Transfer Date which immediately precedes a Distribution Date or upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. Neither the Servicer nor the Collateral Agent shall be liable for any investment losses. The Depositor will treat these funds, Eligible Investments and other assets in the Reserve Account as its own for federal, state and local income tax and franchise tax purposes and will report on its tax returns all income, gain and loss from the Reserve Account.

                  (iii) The Reserve Account shall be under the sole dominion and control of the Collateral Agent. If, at any time, the Reserve Account, ceases to be an Eligible Deposit

         Account, the Servicer shall within 10 Business Days (or such longer period, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Reserve Account. In connection with the foregoing, the Servicer agrees that, in the event that the Reserve Account is not an account with the Collateral Agent, the Servicer shall notify the Collateral Agent in writing promptly upon the Reserve Account ceasing to be an Eligible Deposit Account.

                  (iv) The Servicer shall have the power, revocable by the Trustee, to instruct the Collateral Agent in writing to make withdrawals and payments from the Reserve Account for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Collateral Agent to carry out its duties.

                  (c) With respect to the Account Property in respect of the Reserve Account, the Collateral Agent agrees and with respect to the remainder of the Account Property, the Trustee (or the Paying Agent on behalf of the Trustee) agrees, that:

                  (i) any Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts subject to the penultimate sentence of Section 4.1(b)(iii); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Collateral Agent or the Trustee, as the case may be, and the Collateral Agent or the Trustee, as the case may be, shall have sole signature authority with respect thereto;

                  (ii) any Account Property shall be Delivered to the Collateral Agent or the Trustee, as the case may be, in accordance with the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or the Trustee, as the case may be, or such other Person acting solely for the Collateral Agent or the Trustee, as the case may be, as required for Delivery; and

                  (iii) in the event that the Collateral Agent or the Trustee, as the case may be, in its capacity as securities intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Accounts or any security entitlement credited thereto, the Collateral Agent or the Trustee, as the case may be, in its capacity as securities intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent or the Trustee, as the case may be. The financial assets and other items deposited to the Accounts will not be subject to deduction, set off, banker's lien, or any other right in favor of any person (except that the Collateral Agent or the Trustee, as the case may be, in its capacity as securities intermediary may set off the face amount of any checks which have been credited to the Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

                  SECTION 4.2. Collections. (a) The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all collected funds received from payments by or on behalf of the Obligors with respect to the Receivables, and all Liquidation Proceeds and Recoveries, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) the Bank is the Servicer, (ii) no Event of Servicing Termination shall have occurred and be continuing, (iii) the long-term unsecured debt obligations of the Bank are rated at least A3 by Moody's and A- by Standard & Poor's, (iv) the short-term unsecured debt obligations of the Bank are rated at least P-1 by Moody's and A1 by Standard & Poor's, and (v) the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections to the Collection Account on the related Transfer Date. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer, the Seller or the Depositor.

                  (b) All collections for the Collection Period shall be applied by the Servicer as follows: with respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first to reduce Outstanding Advances as described in Section 4.8(a). Next, any excess shall be applied to interest and principal in accordance with the Simple Interest Method.

                  (c) All Liquidation Proceeds shall be applied by the Servicer to the related Receivable in accordance with the Servicer's customary servicing procedures.

                  SECTION 4.3. Additional Deposits. The Servicer shall deposit in the Collection Account the aggregate Advances pursuant to Section 4.8. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to any Purchased Receivables and the Servicer shall deposit therein any amounts to be paid under Section
11.1. The Servicer will deposit or cause to be deposited the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days after such obligations become due, unless the Servicer shall not be required to make deposits within two Business Days of receipt pursuant to Section 4.2(a) (in which case such deposit will be made by the related Transfer Date). All such other deposits shall be made on the Transfer Date following the end of the related Collection Period.

                  SECTION 4.4. Net Deposits. As an administrative convenience, unless the Servicer is required to remit collected funds within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of such collections on the Receivables, aggregate Advances and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period or the Transfer Date. The Servicer, however, will account to the Trustee and the Certificateholders as if all deposits, distributions and transfers were made individually.

                  SECTION 4.5. Distributions. (a) On each Distribution Date, the Paying Agent (based solely on the information contained in the Servicer's Certificate delivered on the related

Determination Date pursuant to Section 3.9) shall remit a distribution from the Collection Account to the Servicer by 2:00 p.m. (New York time) of amounts in respect of Outstanding Advances to the extent that the Servicer is entitled to reimbursement in respect thereof in accordance with Section 4.8. On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited in the Class A Distribution Account and the Class B Distribution Account.

                  (b) Subject to the last paragraph of this Section 4.5(b), on each Determination Date, the Servicer shall calculate the amounts set forth below and on each Distribution Date the Paying Agent (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) shall make the following deposits and distributions for receipt by the Servicer or deposit in the applicable
Account:

                  (i) to the extent of Interest Collections for such Distribution Date (and, in the case of shortfalls occurring under clause (B) below in the Class A Interest Distribution, the Class B Percentage of Principal Collections for such Distribution Date to the extent of such shortfalls):

                  (A) to the Servicer, the Servicing Fee (to the extent such amounts have not been retained pursuant to
                           Section 4.4);

                  (B) to the Class A Distribution Account, after the application of clause (A), the Class A Interest Distribution for such Distribution Date; and

                  (C) to the Class B Distribution Account, after the application of clauses (A) and (B), the Class B Interest Distribution for such Distribution Date; and

                  (ii) to the extent of the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the application of clauses (i)(A), (B) and (C) above:

                  (A) to the Class A Distribution Account, the Class A Principal Distribution for such Distribution Date;

                  (B) to the Class B Distribution Account, after the application of clause (A), the Class B Principal Distribution for such Distribution Date; and

                  (C) to the Reserve Account, any amounts remaining after the application of clauses (i)(A) through (C) and
                           (ii) (A) and (B).

In the event that the Collection Account is maintained with an institution other than the Paying Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 4.5(b) on the related Transfer Date. The Paying Agent shall be entitled to conclusively rely on the Servicer's written instructions and any Servicer's Certificate without investigation.

                  (c) On each Distribution Date (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9), all amounts on deposit in the Class A Distribution Account, after the deposits of the amounts, if any, withdrawn from the Reserve Account and deposited into the Class A Distribution Account pursuant to Section 4.6 below, will be distributed to the Class A Certificateholders by the Paying Agent and all amounts on deposit in the Class B Distribution Account, after the deposits of the amounts, if any, withdrawn from the Reserve Account and deposited into the Class B Distribution Account pursuant to Section 4.6 below, will be distributed to the Class B Certificateholders by the Paying Agent. Payments under this Section 4.5(c) shall be made to the Certificateholders either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least ten Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or by check mailed by the Paying Agent to each Holder's respective address of record (or, in the case of Certificates registered in the name of a Clearing Agency, or its nominee, by wire transfer of immediately available funds).

                  SECTION 4.6. Reserve Account. (a) On the Closing Date, the Reserve Account Initial Deposit shall be deposited into the Reserve Account from the net proceeds from the sale of the Certificates. The Depositor hereby grants to the Collateral Agent a security interest in and to the Reserve Account and any and all property credited thereto from time to time, including but not limited to Eligible Investments, to secure payment of the Certificates according to their terms. Amounts held from time to time in the Reserve Account will continue to be held by the Collateral Agent for the benefit of Class A Certificateholders and the Class B Certificateholders but the Reserve Account shall not be an asset of the Trust. By acceptance of their Certificates, Certificateholders shall be deemed to have appointed The Chase Manhattan Bank as Collateral Agent.
The Chase Manhattan Bank hereby accepts such appointment as Collateral Agent.

                  (b) On each Determination Date, the Servicer shall calculate the amounts set forth below and (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) the Collateral Agent shall withdraw from the Reserve Account on such Distribution Date, to the extent of funds available therein, the amounts specified below, in the order of priority specified below, and deposit such amounts in the Class A Distribution Account or the Class B Distribution Account, as specified below, on such Distribution Date:

                  (i) an amount equal to the excess, if any, of the Class A Interest Distribution for such Distribution Date over the sum of Interest Collections for such Distribution Date and the Class B Percentage of Principal Collections for such Distribution Date will be deposited into the Class A Distribution Account;

                  (ii) an amount equal to the excess, if any, of the Class B Interest Distribution for such Distribution Date over the portion of Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution for such Distribution Date will be deposited into the Class B Distribution Account;

                  (iii) an amount equal to the excess, if any, of the Class A Principal Distribution for such Distribution Date over the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution and the Class B Interest Distribution for such Distribution Date will be deposited into the Class A Distribution Account; and

                  (iv) an amount equal to the excess, if any, of the Class B Principal Distribution for such Distribution Date over the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution and the Class A Principal Distribution for such Distribution Date will be deposited into the Class B Distribution Account.

The Collateral Agent shall be entitled to conclusively rely on the Servicer's written instruction and the Servicer's Certificate without investigation.

                  (c) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date) is greater than the Specified Reserve Balance for such Distribution Date, the Collateral Agent shall (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 3.9) distribute the amount of the excess (i) first, to the Non-Affiliated Servicer (if applicable), in an amount equal to the Non-Affiliated Subordinated Servicing Fee for such Distribution Date, together with any portion of the Non-Affiliated Subordinated Servicing Fee that remains unpaid from prior Distribution Dates and
(ii) second, to the Depositor on such Distribution Date. On the date on which the Trust terminates, any funds remaining in the Reserve Account (after all other distributions to be made from the Reserve Account pursuant to this Section
4.6 have been made) shall be distributed to the Depositor. Amounts properly distributed to the Servicer for distribution pursuant to Section 4.1(b)(ii) or to the Non-Affiliated Servicer or the Depositor pursuant to this Section 4.6(c) shall not be available under any circumstances to the Trust, the Trustee or the Certificateholders and the Servicer, the Non-Affiliated Servicer or the Depositor, as the case may be, shall in no event thereafter be required to refund any such distributed amounts.

                  (d) The Depositor hereby appoints The Chase Manhattan Bank as Securities Intermediary with respect to the "Security Account" established hereby to hold and maintain the Certificateholders' and the Depositor's interest in the Reserve Account Property. By acceptance of their Certificates or interests therein, the Certificateholders shall be deemed to have appointed The Chase Manhattan Bank as Securities Intermediary. The Chase Manhattan Bank hereby accepts such appointment as Securities Intermediary.

                  (1) With respect to the Reserve Account Property credited to the Securities Account, the Securities Intermediary agrees that:

                  (i) with respect to any Reserve Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                  (ii) the sole assets permitted in the Securities Account shall be those designated by the Depositor as Financial Assets; and

                  (iii) any such Reserve Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining the Securities Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trust with respect thereto over which the Securities Intermediary or such other institution has Control;

                  (2) The Securities Intermediary hereby confirms that (A) the Securities Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Collateral Agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Securities Account, (B) all Securities Account Property will be promptly credited by the Securities Intermediary to such account, and
         (C) all securities or other property underlying any Financial Assets shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to the Securities Account be registered in the name of the Depositor or any other Person, payable to the order of the Depositor or any other Person, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

                  (3) The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Securities Account shall be treated as a Financial Asset;

                  (4) If at any time the Securities Intermediary shall receive any written order from the Trustee or the Collateral Agent directing transfer or redemption of any Financial Asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Depositor or any other Person;

                  (5) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trust. The Financial Assets credited to the Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Trustee or the Collateral Agent, except that the Securities Intermediary may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Securities Accounts and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds);

                  (6) The rights and powers granted under this Agreement to the Collateral Agent on behalf of the Certificateholders or Depositor have been granted in order to perfect its security interest in the Securities Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Collateral Agent, on behalf of the Certificateholders in the Securities Account and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing; and

                  (7) Notwithstanding anything else contained herein, the Depositor agrees that the Securities Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement orders related to the Securities Account, without further consent by the Depositor; (2) until termination of the Trust or discharge of this Agreement, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Collateral Agent with respect to the Accounts; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

                  SECTION 4.7. Statements to Certificateholders. (a) On each Determination Date, the Servicer shall provide to the Paying Agent (with a copy to the Rating Agencies) for the Paying Agent to forward to each Certificateholder of record a statement (each a "Distribution Date Statement") setting forth with respect to the related Collection Period at least the following information as to the Certificates to the extent applicable:

                  (i) the amount of the distribution allocable to principal of the Class A Certificates and the Class B Certificates;

                  (ii) the amount of the distribution allocable to interest on the Class A Certificates and the Class B Certificates;

                  (iii) the Pool Balance as of the close of business on the last day of such Collection Period;

                  (iv) the amount of the Base Servicing Fee paid to the Servicer with respect to such Collection Period and the Class A Percentage and Class B Percentage of the Base Servicing Fee paid to the Servicer with respect to such Collection Period;

                  (v) the amount of any Class A Interest Carryover Shortfall, Class A Principal Carryover Shortfall, Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall on the Distribution Date immediately following such Collection Period and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                  (vi) the Class A Pool Factor and the Class B Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

                  (vii) the amount of the aggregate Realized Losses, net of Recoveries if any, for such Collection Period;

                  (viii) the aggregate Principal Balance of all Receivables which were more than 30, 60 and 90 days delinquent as of the close of business on the last day of such Collection Period;

                  (ix) the amount on deposit in the Reserve Account on such Distribution Date, after giving effect to distributions made on such Distribution Date;

                  (x) the Class A Principal Balance and the Class B Principal Balance as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

                  (xi) the amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution Date;

                  (xii) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to such Collection Period;

                  (xiii) the amounts collected by the Servicer; and

                  (xiv) the amounts received by the Trust from the Servicer.

                  Each amount set forth pursuant to clauses (i), (ii), (iv) and
(v) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original denomination of a Certificate.

                  (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Paying Agent shall mail, at the Servicer's expense, to each Person who at any time during such calendar year shall have been a Certificateholder, a statement provided by the Servicer containing the sum of the amounts described in clauses
(i), (ii), (iv) and (v) above for such calendar year or, in the event such Person shall have been a Certificateholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the Paying Agent for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

                  SECTION 4.8. Advances. (a) On each Transfer Date, the Servicer may, in its sole discretion, make a payment (such amount, an "Advance") with respect to each Receivable (other than a Liquidated Receivable) equal to the excess, if any, of (x) the product of the principal balance of such Receivable as of the last day of the related Collection Period and one-twelfth of its APR, over (y) the interest actually received by the Servicer with respect to such Receivable from the Obligor or from the payment of the Purchase Amount pursuant to Section 3.7 during or with respect to such Collection Period. The Servicer may elect not to make any Advance with respect to a Receivable to the extent that the Servicer, in its sole discretion, determines that such Advance is not recoverable from subsequent payments on such Receivable or from funds in the Reserve Account.

                  (b) To the extent that the amount set forth in clause (y) in
Section 4.8(a) above plus the amount withdrawn from the Reserve Account during or with respect to such Collection Period and allocable to interest with respect to a Receivable is greater than the amount set forth in clause (x) in Section 4.8(a) above with respect thereto, such amount shall be distributed to the Servicer on the related Distribution Date to reimburse the Servicer for previous unreimbursed Advances with respect to such Receivable. Before a Receivable becomes a Liquidated Receivable, any such reimbursement will only be from accrued interest due from the Obligor under such Receivable.

                  (c) On each Distribution Date, the Collateral Agent, based solely on the information set forth in the Servicer's Certificate delivered pursuant to Section 3.9, shall withdraw from the Reserve Account and remit to the Servicer an amount equal to the amount of any Outstanding Advances of interest accrued on Liquidated Receivables to the extent not recovered from Liquidation Proceeds.


                                    ARTICLE V

                             [Intentionally Omitted]

                                   ARTICLE VI

                                The Certificates

                  SECTION 6.1. The Certificates. The Certificates shall be issued as Class A Certificates and Class B Certificates, substantially in the form of Exhibits A and B hereto, respectively. The Certificates shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Class B Certificate may be issued in a denomination that represents any remaining portion of the Initial Class B Principal Balance. The Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trustee, shall be valid and binding obligations of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                  SECTION 6.2. Authentication and Delivery of Certificates. The Trustee shall cause to be authenticated and delivered to or upon the written order of the Depositor, in exchange for the Receivables and other Trust Property, simultaneously with the sale, assignment and transfer to the Trustee on behalf of the Trust of the Receivables, and the constructive delivery to the Trustee of the Receivables Files and the other components of the Trust existing as of the Closing Date, Certificates in authorized denominations equaling in the aggregate the sum of the Initial Class A Principal Balance and the Initial Class B Principal Balance, and evidencing the entire ownership of the Trust. No Certificate shall entitle the Holder thereof to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, substantially in the form set forth in the form of Certificates attached hereto as Exhibit A and Exhibit B respectively, executed by the Trustee or any Authenticating Agent appointed pursuant to Section 6.12 of this Agreement by manual signature. Such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. Any Certificates issued thereafter shall be dated the date of their authentication.


                  SECTION 6.3. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and certificate registrar (the "Transfer Agent and Certificate Registrar"), in accordance with the provisions of Section 6.7, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Chase Manhattan Bank is hereby initially appointed Transfer Agent and Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. In the event that, subsequent to the date of issuance of the

Certificates, The Chase Manhattan Bank notifies the Trustee that it is unable to act as Transfer Agent and Certificate Registrar, the Trustee shall act, or the Trustee shall, with the consent of the Depositor, appoint another bank or trust company, having an office or agency located in The City of New York and which agrees to act in accordance with the provisions of this Agreement applicable to it, to act, as successor Transfer Agent and Certificate Registrar under this Agreement.

                  The Trustee may revoke such appointment and remove The Chase Manhattan Bank as Transfer Agent and Certificate Registrar if the Trustee determines in its sole discretion that The Chase Manhattan Bank failed to perform its obligations under this Agreement in any material respect. The Chase Manhattan Bank shall be permitted to resign as Transfer Agent and Certificate Registrar upon 30 days' written notice to the Trustee, the Depositor and the Servicer; provided, however, that such resignation shall not be effective and The Chase Manhattan Bank shall continue to perform its duties as Transfer Agent and Certificate Registrar until the Trustee has appointed a successor Transfer Agent and Certificate Registrar with the consent of the Depositor. In the event a successor Transfer Agent and Certificate Registrar has not been appointed within 30 days, The Chase Manhattan Bank shall be entitled to petition a court of competent jurisdiction to appoint a successor Transfer Agent and Certificate Registrar.

                  Upon surrender for registration of transfer of any Certificate at the office or agency of the Transfer Agent and Certificate Registrar maintained pursuant to Section 6.9, the Trustee shall execute and the Authenticating Agent and shall authenticate and deliver, one or more new Class A Certificates or Class B Certificates, as the case may be, in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount at the office or agency maintained in accordance with
Section 6.7. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer duly executed by the Holder and in a form satisfactory to the Transfer Agent and Certificate Registrar. No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be canceled and disposed of in a commercially reasonable manner approved by the Transfer Agent and Certificate Registrar.

                  A Class B Certificate may not be directly or indirectly sold or transferred to, or purchased or acquired by, or on behalf of (1) any employee benefit plan, retirement arrangement, individual retirement account or keogh plan which is subject to either Title I of ERISA, or Section 4975 of the Code (each, a "Plan"), or (2) any entity whose source of funds to be used for the purchase of such Class B Certificate includes the assets of any such Plan, other than an "Insurance Company General Account" as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60 issued by the United States Department of Labor. Every transferee of a Class B Certificate represented by a Book-Entry Certificate shall be deemed to have represented and warranted to the Depositor and the Trustee that it is not an entity described in either clause (1) or (2) above. Each transferee of a Definitive Certificate shall deliver a Benefit Plan Affidavit to the Depositor and the Trustee in the form of Exhibit D. Neither the Servicer nor the Trustee will incur any liability for any transfers made in accordance with this Section 6.3.

                  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Transfer Agent and Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Transfer Agent and Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent and Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

                  SECTION 6.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Class A Certificate or Class B Certificate shall be surrendered to the Transfer Agent and Certificate Registrar, or if the Transfer Agent and Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Class A Certificate or Class B Certificate and (b) there shall be delivered to the Transfer Agent and Certificate Registrar such security or indemnity as may be required to save the Transfer Agent and Certificate Registrar harmless, then in the absence of notice that such Class A Certificate or Class B Certificate shall have been acquired by a bona fide purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A Certificate or Class B Certificate, a new Class A Certificate or Class B Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 6.4, the Transfer Agent and Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Certificate issued pursuant to this
Section 6.4 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 6.5. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee and the Collateral Agent may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.5 and for all other purposes, and neither the Trustee nor the Collateral Agent shall be bound by any notice to the contrary.

                  SECTION 6.6. Access to List of Certificateholders' Names and Addresses. The Transfer Agent and Certificate Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Transfer Agent and Certificate Registrar of a request therefor from the Servicer in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If Definitive Certificates have been issued, the Trustee, upon written request by three or more holders of Class A Certificates or Class B Certificates or by holders of

Class A Certificates or Class B Certificates evidencing not less than 25% of the aggregate outstanding principal balance of either the Class A Certificates or the Class B Certificates, as the case may be, will, within fifteen days after the receipt of such request, afford such Class A Certificateholders or Class B Certificateholders access during normal business hours to the most current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Agreement. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed that none of the Depositor, the Servicer, the Trustee or the Collateral Agent is accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 6.7. Maintenance of Office or Agency. The Trustee shall maintain, or cause to be maintained, at its expense, in the Borough of Manhattan, The City of New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served (which office or agency shall be at the Corporate Trust Office of the Transfer Agent and Certificate Registrar if such entity is different than the Trustee). The Transfer Agent and Certificate Registrar shall give prompt written notice to the Trustee, the Servicer and to Certificateholders of any change in the location of any such office or agency.

                  SECTION 6.8. Book-Entry Certificates. Upon original issuance, the Class A Certificates and the Class B Certificates shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC or its custodian, by, or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates or the Class B Certificates, as the case may be, except as provided in Section 6.10. Unless and until definitive, fully-registered Certificates ("Definitive Certificates") have been issued to Class A Certificateholders or Class B Certificateholders, as the case may be, pursuant to Section 6.10:

                  (i) the provisions of this Section 6.8 shall be in full force and effect;

                  (ii) the Depositor, the Collateral Agent, the Servicer and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates and the taking of actions by the Certificateholders) as the authorized representative of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.8 conflict with any other provisions of this Agreement, the provisions of this Section 6.8 shall control;

                  (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Certificate Owners and the Clearing Agency and all references in this Agreement to actions by Certificateholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Certificates, as the case may be, for distribution to Certificate Owners in accordance with the rules, regulations and procedures of the Clearing Agency;

                  (v) pursuant to the Depository Agreement, DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Certificate Owners or their nominees; and

                  (vi) Certificate Owners may own beneficial interest in Certificates representing original denominations of $25,000 and integral multiples of $1,000 in excess thereof except for any residual amount of Initial Class B Principal Balance.

                  For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing specified percentages of the aggregate outstanding principal balance of such Certificates, such direction or consent may be given by Certificate Owners having interests in the requisite percentage, acting through the Clearing Agency.

                  SECTION 6.9. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.10, the Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency.

                  SECTION 6.10. Definitive Certificates. If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities under the Depository Agreement and (B) the Trustee or the Servicer is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Servicing Termination, Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates, taken together as a single Class, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in their best interests, the Trustee shall notify the Clearing Agency which shall be responsible to notify the Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners, requesting the same. Upon surrender to the Transfer Agent and Certificate Registrar by the Clearing Agency of the Certificates registered in the name of the nominee of the Clearing Agency, accompanied by re-registration instructions from the Clearing Agency for registration, the Trustee shall execute, on behalf of the Trust, and the Authenticating Agent shall authenticate and deliver Definitive Certificates in accordance with such instructions. The Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. None of the Depositor, the Servicer, the Transfer Agent and Certificate Registrar, the Authenticating Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Transfer Agent and Certificate Registrar shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof. None of the Trust, the Depositor, the Servicer, the Transfer Agent and Certificate Registrar, the Authenticating Agent or the Trustee will have any responsibility or obligation to any Clearing Agency Participants or the Persons for whom they act as nominees with respect to (1) the accuracy of any records maintained by DTC or any Clearing Agency Participants, (2) the payment by DTC or any Clearing Agency Participant of any amount due to any beneficial owner in respect of the Principal Balance of, or interest on, the Certificates, (3) the delivery by any Clearing Agency Participant of any notice to any Certificate Owner which is required or permitted hereunder to be given to Certificateholders or (4) any other action taken by DTC or its nominee as the Certificateholder.

                  SECTION 6.11. Appointment of Paying Agent.

                  (a) The Paying Agent shall have the revocable power to withdraw funds from the Accounts and make distributions to the Certificateholders, the Servicer, the Depositor and the Collateral Agent pursuant to Sections 4.1(b), 4.5 and 4.6, and to distribute statements to Certificateholders pursuant to Section 4.7. The Trustee may revoke such power and remove the Paying Agent, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be The Chase Manhattan Bank. The Chase Manhattan Bank shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer and the Trustee. In the event that The Chase Manhattan Bank shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Trustee) with the consent of the Seller, which consent shall not be unreasonably withheld. If at any time the Trustee shall be acting as the Paying Agent, the provisions of Sections 10.1, 10.3 and 10.4 shall apply to the Trustee in its role as Paying Agent.

                  (b) The Trustee shall cause the Paying Agent (other that itself and The Chase Manhattan Bank) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

                  (c) The Chase Manhattan Bank in its capacity as initial Paying Agent hereunder agrees that it (i) will hold all sums held by it hereunder for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and (ii) shall comply with all requirements of the Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

                  (d) An institution succeeding to the corporate agency business of the Paying Agent shall continue to be the Paying Agent without the execution of filing or any paper or any further act on the part of the Trustee or such Paying Agent.

                  (e) All notices, reports, Certificates, documents or other writings required to be delivered to the Trustee pursuant to this Agreement shall also be delivered to the Paying Agent.

                  SECTION 6.12. Authenticating Agent.

                  (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. The Trustee hereby appoints The Chase Manhattan Bank as Authenticating Agent for the authentication of Certificates upon any registration of transfer or exchange of such Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent (other than The Chase Manhattan Bank) must be acceptable to the Depositor.

                  (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

                  SECTION 6.13. Periodic Filings. The Collateral Agent shall prepare, execute and file all periodic reports required under the Exchange Act in connection with this Agreement (other than any such reports due as a result of the original issuance of the Certificates). In connection with the preparation and filing of such periodic reports, the Depositor and the Servicer shall timely provide to the Collateral Agent all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Collateral Agent and such other information as the Collateral Agent reasonably may request from either of them and otherwise reasonably shall cooperate with the Collateral Agent. The Collateral Agent shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Collateral Agent's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

                                   ARTICLE VII

                                  The Depositor

                  SECTION 7.1. Representations of Depositor . The Depositor makes the following representations on which the Trustee is deemed to have relied in accepting the Receivables and other Trust Property in trust and in executing and authenticating the Certificates. The representations are being made as of the execution and delivery of this Agreement and shall survive the sale and assignment of the Receivables and other Trust Property to the Trustee on behalf of the Trust.

                  (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

                  (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority of the Depositor. The Depositor has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the Depositor has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee and the Depositor has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally or the rights of creditors of banks, the deposit accounts of which are insured by the FDIC, and subject to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Depositor or, to its best knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, or the Certificates,
(ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of this Agreement, or the Certificates or (iv) seeking to affect adversely the federal or state income tax or ERISA attributes of the Trust or the Certificates.

                  (g) All Consents. All authorizations, licenses, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement and the performance by the Depositor of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Trust or the Certificateholders.

                  SECTION 7.2. Special Purpose Entity. The Depositor has been formed as a special purpose entity whose business shall be limited to those activities specified in its certificate of incorporation. The Depositor agrees that it shall not, under any circumstances, seek the protection of federal bankruptcy laws or any similar state or local laws providing for the relief of debtors.

                  SECTION 7.3. Corporate Existence. (a) During the term of this Agreement, subject to Section 7.5, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  (b) During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its Affiliates, including as follows:

                  (i) the Depositor shall maintain corporate records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement, the Depositor shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Depositor shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Depositor's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Depositor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) the Depositor shall at all times hold itself out to the public under the Depositor's own name as a legal entity separate and distinct from its Affiliates;

                  (v) all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis; and

                  (vi) the Depositor shall at all times have at least two directors who are not Affiliates of or employed by the Depositor or any of the Depositor's Affiliates.

                  SECTION 7.4. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

                  (a) The Depositor shall indemnify, defend and hold harmless the Trust, the Collateral Agent and the Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement (except any income taxes arising out of fees paid to the Trustee or the Collateral Agent and except any taxes to which the Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Trust, not including any taxes asserted with respect to, and as of the date of, the issuance and original sale of the Certificates or asserted with respect to ownership of the Receivables or federal or other income taxes arising out of distributions on the Certificates) and reasonable costs and expenses in defending against the same or in connection with any application relating to the Certificates under any state securities laws.

                  (b) The Depositor shall indemnify, defend and hold harmless the Trust, the Trustee, the Collateral Agent and the Certificateholders and the officers, directors, employees and agents of the Trustee and the Collateral Agent from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through
(i) the Depositor's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's or the Trust's violation of federal or state securities laws in connection with the offering and sale of the Certificates or in connection with any application relating to the Certificates under any state securities laws.

                  (c) The Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Trustee, the Collateral Agent and their respective officers, directors, employees and agents from and against any and all losses, claims, damages and liabilities and reasonable costs and expenses arising out of, or incurred in connection with, this Agreement, the Trust Property, the acceptance or performance of the trusts and duties set forth herein or the action or the inaction of the Trustee or the Collateral Agent, as applicable hereunder except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misfeasance, bad faith or gross negligence of the Trustee or the Collateral Agent, as applicable or (ii) shall arise from any breach by the Trustee of its covenants, representations or warranties under this Agreement. In no event shall either the Trustee or the Collateral Agent be liable for special, indirect or consequential loss or damage (including but not limited to lost profits), even if the Trustee and the Collateral Agent have been advised of the likelihood of such loss or damage and regardless of the form of action. Such liability shall survive the termination of the Trust. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Trustee's or the Collateral Agent's, as applicable, choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

                  (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Trust Property (other than those taxes expressly excluded from the Depositor's responsibilities pursuant to the parentheticals in paragraph (a) above).

                  Indemnification under this Section shall survive the resignation or removal of the Trustee and the Collateral Agent and the termination of this Agreement and shall include reasonable fees and expenses of counsel and other reasonable expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

                  SECTION 7.5. Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, shall be the successor to the Depositor without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Depositor hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Depositor if other than Mellon Auto Receivables Corporation, executes an agreement of assumption to perform every obligation of the Depositor under this Agreement; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.2 or 7.1 shall have been breached and no Event of

Servicing Termination, and no event that, after notice or lapse of time, or both would become an Event of Servicing Termination shall have happened and be continuing, (iii) the Depositor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption, comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Depositor shall have a consolidated net worth at least equal to that of the predecessor Depositor, (v) such transaction will not result in a material adverse federal or state tax consequence to the Trust or the Certificateholders and (vi) unless Mellon Auto Receivables Corporation is the surviving entity, the Depositor shall have delivered to the Trustee and the Collateral Agent an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and of the Collateral Agent in the Reserve Account and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  SECTION 7.6. Limitation on Liability of Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement (provided that such reliance shall not limit in any way the Depositor's obligations under Section 2.2). Except as provided in this Agreement, the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 7.7. Depositor May Own Certificates. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein.

                  SECTION 7.8. Security Interest. During the term of this Agreement, the Depositor will not take any action to assign the security interest in any Financed Vehicles other than pursuant to this Agreement.

                                  ARTICLE VIII

                           The Servicer and the Seller

                  SECTION 8.1. Representations of the Bank. The Bank makes the following representations on which each of the Depositor and the Trustee is deemed to have relied in accepting the Receivables and other Trust Property in trust and, in the case of the Trustee, authenticating the Certificates. The representations are being made as of the execution and delivery of this Agreement and shall survive the sale and assignment of the Receivables and other Trust Property to the Trustee on behalf of the Trust.

                  (a) Organization and Good Standing. The Bank is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire, own and service the Receivables.

                  (b) Due Qualification. The Bank is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

                  (c) Power and Authority of the Bank. The Bank has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the Bank has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Depositor; the Bank has duly authorized such sale and assignment to the Depositor by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Bank by all necessary corporate action.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Bank, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, or the rights of creditors of banks, the deposit accounts of which are insured by the FDIC, and subject to general principles of equity (whether applied in a proceeding of law or in equity).

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under articles of association or by-laws of the Bank, or any material indenture, agreement or other instrument to which the Bank is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to this Agreement); nor violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Bank of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Bank or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending against the Bank, or, to its best knowledge, threatened against the Bank, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Bank or its properties: (i) asserting the invalidity of this Agreement or the Certificates,
(ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Bank of its obligations under, or the validity or enforceability of this Agreement or the Certificates or (iv) seeking to affect adversely the federal or state income tax or ERISA attributes of the Trust or the Certificates.

                  (g) Approvals. All approvals, licenses, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Agreement have been or will be taken or obtained on or prior to the Closing Date.

                  (h) Location of Receivable Files. The Receivable Files are kept in the offices of the Bank, specified in Schedule B, or at such other office specified in accordance with Section 2.4.

                  (i) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement and the performance by the Bank of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Certificateholders.

                  SECTION 8.2. Indemnities of the Bank. The Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Bank, in its capacities as Seller or Servicer, as applicable, under this Agreement.

                  (a) The Bank shall indemnify, defend and hold harmless the Trust, the Trustee, the Collateral Agent, the Depositor and the Certificateholders and any of the officers, directors, employees and agents of the Trustee, the Collateral Agent or the Depositor from any and all losses, claims, damages, liabilities and reasonable costs and expenses (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Bank in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or by reason of the reckless disregard of the obligations of any subservicer under any subservicing agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such gross negligence, willful misfeasance, bad faith or recklessness on the part of the Bank or any subservicer, is established by a court of law, by an arbitrator or by way of settlement agreed to by the Bank. Notwithstanding the foregoing, if the Bank is rendered unable, in whole or in part, by virtue of an act of God, act of war, fires, earthquake or other natural disasters, to satisfy its obligations under this Agreement, the Bank shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as the Bank remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Bank's, or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  (b) The Bank shall indemnify, defend and hold harmless the Trust, the Trustee, the Collateral Agent, the Depositor, the Certificateholders or any of the officers, directors, employees and agents of the Trustee, the Collateral Agent or the Depositor from any and all losses, claims, damages, liabilities and reasonable costs and expenses (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or in connection with the termination of the servicing activities of such subservicer with respect to any Receivable) whether pursuant to the terms of any subservicing agreement or otherwise.

                  (c) The Bank shall indemnify, defend and hold harmless the Trust, the Trustee, the Depositor, the Collateral Agent and the Certificateholders from and against any taxes that may at any time be asserted against the Trust, the Trustee, the Depositor, the Collateral Agent and the Certificateholders, (other than any taxes based upon the income of any such person), with respect to the transactions contemplated herein including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same.

                  (d) The Bank shall indemnify, defend, and hold harmless the Trust, the Collateral Agent and the Trustee and each of their respective agents, officers, employees and other persons employed by each of them from and against all reasonable costs and expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, if any, except to the extent that such reasonable cost or expense, reasonable loss, claim, damage or liability: (1) with respect to the Trustee (a) shall be due to the willful misfeasance, bad faith, or gross negligence of the Trustee; or (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee or (2) with respect to the Collateral Agent, shall be due to the willful misfeasance, bad faith or gross negligence of the Collateral Agent. In no event shall the Trustee or Collateral Agent be liable for special, indirect or consequential loss or damage

(including but not limited to lost profits), even if the Trustee and the Collateral Agent have been advised of the likelihood of such loss or damage and regardless of the form of action.

                  Indemnification under this Section shall survive the resignation and removal of either the Trustee or the Collateral Agent or the termination of this Agreement.

                  SECTION 8.3. Merger or Consolidation of, or Assumption of the Obligations of, the Bank. Any Person (a) into which the Bank may be merged or consolidated, (b) which may result from any merger or consolidation to which the Bank shall be a party or (c) which may succeed to the properties and assets of the Bank, substantially as a whole, shall be the successor to the Bank without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Bank hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than the Bank executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 shall have been breached and no Event of Servicing Termination, and no event that, after notice or lapse of time, or both, would become an Event of Servicing Termination shall have occurred and be continuing, (iii) the Bank shall have delivered to the Trustee and the Collateral Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption, if any, comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and
(v) such transaction will not result in a material adverse federal or state tax consequence to the Trust or the Certificateholders.

                  SECTION 8.4. Limitation on Liability of the Bank and Others. Neither the Bank nor any of its directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action in good faith by the Bank or any subservicer pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Bank or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Bank or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

                  Except as provided in this Agreement, the Bank shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Bank, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement to protect the interests of the Certificateholders under this Agreement.

                  SECTION 8.5. The Bank Not To Resign as Servicer. Subject to the provisions of Section 8.3, the Bank, hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of the Bank as Servicer shall be communicated to the Trustee and the Collateral Agent at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of the Trustee or a successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 9.2 or the date upon which any regulatory authority requires such resignation.

                  SECTION 8.6. Corporate Existence. During the term of this Agreement, subject to Section 8.3, the Bank will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the United States of America and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  SECTION 8.7. Tax Accounting. (a) The Collateral Agent shall prepare any federal tax returns (including any necessary information returns) of the Trust in accordance with the treatment of the trust as a grantor trust under subpart E of part I of subchapter J of chapter 1 of the Code and any regulations (including, to the extent applicable by their terms, proposed regulations) thereunder. To the extent not inconsistent with any such regulations, such returns shall be prepared in a manner consistent with the following rules:

                  (i) The Class A Certificateholders shall be treated as owning the Class A Percentage of Interest Collections (but limited to interest on the Class A Certificate balance at the sum of the Class A Pass-Through Rate plus the Servicing Fee Rate, such amount of interest expressed as a percentage of the Interest Collections) and Principal Collections and the Class B Certificateholders shall be treated as owning the Class B Percentage of Interest Collections (but limited to interest on the Class B Certificate balance at the sum of the Class B Pass-Through Rate plus the Servicing Fee Rate, such amount of interest expressed as a percentage of the Interest Collections) and Principal Collections. The Depositor shall be treated as having retained the stripped coupons on the Class A Percentage and the Class B Percentage of each Receivable equal to the difference between the APR of such Receivable and the portion owned by the Class A and Class B Certificateholders, respectively, pursuant to this paragraph.

                  (ii) To the extent that as a result of the subordination provisions of this Agreement, actual cash distributions to the Class B Certificateholders are less than the amount set forth in subsection (i), the Class B Certificateholders shall be deemed to have (a) received the amount set forth in subsection (i), (b) paid such difference to the Class A Certificateholders pursuant to a guaranty of the Class A Certificates, and (c) become subrogated to the rights of the Class A Certificateholders to recovery of the amounts so paid.

                  (b) The Collateral Agent shall prepare any state tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Collateral Agent. The Trustee and the Paying Agent, upon written request, will promptly furnish the Collateral Agent with all such information known to the Trustee or the Paying Agent, as the case may be, as may be reasonably required in connection with the preparation of any state tax returns of the Trust.

                                   ARTICLE IX

                             Servicing Termination

                  SECTION 9.1. Events of Servicing Termination. If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

                  (a) any failure by the Servicer to deliver to the Paying Agent or Collateral Agent for deposit in any of the Accounts or the Reserve Account any required payment or to direct the Paying Agent or the Collateral Agent, as applicable, to make any required distributions therefrom that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Trustee or the Collateral Agent, as applicable, or after discovery of such failure by an Authorized Officer of the Servicer; or

                  (b) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure shall (i) materially and adversely affect the rights of either the Class A Certificateholders or the Class B Certificateholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Trustee, the Paying Agent or the Collateral Agent or (B) to the Servicer and to the Trustee by Holders of Certificates evidencing not less than 25% of the aggregate outstanding principal balance of the Class A Certificates and Class B Certificates taken together as a single class; or

                  (c) an Insolvency Event occurs with respect to the Servicer or any successor; then, and in each and every case, so long as the Event of Servicing Termination shall not have been remedied, either the Trustee or the Holders of Certificates evidencing not less than 25% of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, by notice then given in writing to the Servicer and the Trustee may terminate all the rights and obligations (other than the obligations set forth in



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Section 8.2) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Successor Servicer appointed under Section 9.2; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Event of Servicing Termination, the Trustee shall give notice thereof to the Rating Agencies.

                  SECTION 9.2 Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 9.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Bank's termination or resignation as Servicer hereunder, The Chase Manhattan Bank shall be the successor (the "Successor Servicer") in all respects to the Servicer in its capacity as Servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the Servicer by the terms and provisions of this Agreement. As compensation therefor, the successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination or resignation had been given, plus the Non-Affiliated Subordinated Servicing Fee. Notwithstanding the above, the successor Servicer may, if it shall be unwilling so to act, or shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution (x) having a net worth of not less than $50,000,000 and (y) whose regular business shall include the servicing of automobile receivables, as successor Servicer under this Agreement; provided, that the appointment of any such successor Servicer is required to satisfy the Rating Agency Condition. In connection with such appointment, the successor Servicer may make such arrangements for the compensation of



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such successor Servicer out of payments on Receivables as it and such successor
Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. The successor Servicer and such successor Servicer shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession. Unless the successor Servicer shall be prohibited by law from so acting, the successor Servicer under this Section 9.2 shall not be relieved of its duties as successor Servicer until a newly appointed successor Servicer shall have assumed the responsibilities and obligations of the Servicer under this Agreement.

                  SECTION 9.3. Payment of Servicing Fee; Repayment of Advances. If the Servicer shall change, the predecessor Servicer shall be entitled to (i) receive any accrued and unpaid Servicing Fees through the date of the successor Servicer's acceptance hereunder in accordance with Section 4.8. and (ii) reimbursement for Outstanding Advances pursuant to Sections 4.2 and 4.8 with respect to all Advances made by the predecessor Servicer.

                  SECTION 9.4. Notification to Certificateholders. Upon receipt by an Authorized Officer of the Trustee of written notice of any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders and the Rating Agencies subject to the Rating Agency Condition.

                  SECTION 9.5. Waiver of Past Events of Servicing Termination. The Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates, taken together as a single class, may, on behalf of all Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Accounts or the Reserve Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Events of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                    ARTICLE X

                                   The Trustee

                  SECTION 10.1. Acceptance by Trustee. The Trustee, by its execution of this Agreement, accepts all consideration conveyed by the Depositor pursuant to Section 2.1 and the Trust created hereunder and declares that it shall hold such consideration in trust upon the terms hereof set forth for the benefit of the Certificateholders.

                  SECTION 10.2. Duties of Trustee. (a) The Trustee, both prior to and after the curing of an Event of Servicing Termination, undertakes to perform only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee. If an Event of Servicing Termination shall have occurred

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and shall not have been cured (the appointment of a Successor Servicer to constitute a cure for the purposes of this Article), of which an Authorized Officer of the Trustee has actual knowledge the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee assumes the duties of the Servicer pursuant to
Section 9.2, the Trustee in performing such duties shall use the degree of skill and attention required by Section 3.1.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are required specifically to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they reasonably conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee pursuant to any provision of this Agreement. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct; provided, however, that:

                  (i) Prior to the occurrence of an Event of Servicing Termination, and after the curing of all such Events of Servicing Termination that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the permissible right of the Trustee (solely in its capacity as such) to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Trustee, or manifest error, the Trustee (solely in its capacity as such) may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be liable for an error of judgment made in good faith by an officer of the Trustee, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts;

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with the direction of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, as set forth in Section 9.1, relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default (except for defaults involving nonpayment of funds) or an Event of Servicing Termination unless an Authorized Officer of the Trustee shall have received actual notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Servicing Termination; and

                  (v) Subject to the other provisions of this Agreement and without limiting the generality of this Section 10.2, the Trustee shall have no duty (A) to record, file, or deposit this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to record or file or deposit or to rerecord, refile or redeposit any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed levied against, any part of the Trust other than from funds available in the Collection Account,
         (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                  (c) The Trustee (solely in its capacity as such) shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability shall not be assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                  (d) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

                  (e) The Trustee shall have no power to vary the corpus of the Trust including (i) accepting any substitute obligation for a Receivable initially assigned to the Trustee under this Agreement, (ii) adding any other investment, obligation or security except for investments of moneys in the Accounts as permitted in this Agreement, or (iii) withdrawing any Receivable, except for a withdrawal permitted under this Agreement.

                  SECTION 10.3. Trustee's Certificate. As soon as practicable after each Transfer Date on which Receivables shall be assigned to the Depositor pursuant to Section 2.3 or 11.2, as applicable, or to the Servicer pursuant to
Section 3.7, the Trustee shall execute a certificate, prepared by the Servicer, substantially in the form of Exhibit E hereto, including its date and the date of the Agreement, and accompanied by a copy of the Servicer's Certificate for the related

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Collection Period. The Trustee's certificate shall operate, as of such Transfer
Date, as an assignment pursuant to Section 10.4.

                  SECTION 10.4. Trustee's Assignment of Purchased Receivables. With respect to all Receivables repurchased by the Seller pursuant to Section
2.3 or 11.2, or purchased by the Servicer pursuant to Section 3.7, the Trustee shall assign, without recourse, representation or warranty, to the Seller or to the Servicer, as the case may be, all the Trustee's right, title and interest in and to such Receivables, and all security and documents and all other Trust Property conveyed pursuant to Section 2.1 with respect to such Receivables. Such assignment shall be a sale and assignment outright, and not for security. If, in any enforcement suit or legal proceeding, it is held that the Seller or the Servicer, as the case may be, may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Trustee shall, at the expense of the Seller or the Servicer, as the case may be, take such steps as the Seller or the Servicer, as the case may be, deems necessary to enforce the Receivable, including bringing suit in the Trustee's name or the names of the Certificateholders.

                  SECTION 10.5. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.2:

                  (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or accountants or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel or any advice of such counsel.

                  (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses, and liabilities that may be incurred therein or thereby.

                  (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement; provided, however, that the Trustee's conduct does not constitute willful misfeasance or gross negligence.

                  (v) Prior to the occurrence of an Event of Servicing Termination and after the curing of all Events of Servicing Termination that may have occurred, the Trustee shall not be bound to make any investigation into the facts of any matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of an investigation requested by the Certificateholders is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense, or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer, or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; provided, further, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matter as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books and records of the Servicer or the Depositor, personally or by agent or attorney, at the sole cost and expense of the Servicer or Depositor, as the case may be.

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents, attorneys, nominees or a custodian, and shall not be liable for the acts of such agents, attorneys, nominees or custodians provided that they have been appointed with due care.

                  (vii) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or Financed Vehicles for the purpose of establishing the presence or absence of defects, the compliance by the Depositor with their representations and warranties or for any other purpose.

                  (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

                  SECTION 10.6. Trustee Not Liable for Certificates or Receivables. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the Trustee's execution of, and, if no Authenticating Agent other than Trustee has been appointed pursuant to Section 6.12 of this Agreement, the certificate of authentication on, the Certificates). Except as expressly provided herein, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the Trustee's execution of, and, if no Authenticating Agent other than Trustee has been appointed pursuant to
Section 6.12 of this Agreement, the certificate of authentication on the Certificates), or of any Receivable or related document, or for the validity of the execution by the Depositor, the Collateral Agent, the Seller and the Servicer of this Agreement or of any supplements hereto or instruments of further assurance, or for the sufficiency of the Trust Property hereunder, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Depositor, the Collateral Agent, the Seller or the Servicer under this Agreement except as herein set forth; but the Trustee may require the Depositor, the Collateral Agent, the Seller or the Servicer to provide full information and advice as to the performance of the aforesaid covenants, conditions and agreements. The Trustee (solely in its capacity as such) shall have no obligation to perform any of the duties of the Depositor, the Collateral Agent, the Seller or the Servicer, except as explicitly set forth in this Agreement. The Trustee shall have no liability in connection with compliance of the Servicer, the Seller or the Depositor with statutory or regulatory requirements related to the Receivables. The Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any assignment of the Receivables to the Trust or the Trustee. The Trustee (solely in its capacity as such) shall at no time have any responsibility or liability for, or with respect to, the legality, validity or enforceability of any security interest in any Financed Vehicle or (prior to the time, if any, that the Servicer is terminated as custodian hereunder) any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, the efficacy of the Trust or its ability to generate funds sufficient to provide for the payments to be distributed to Certificateholders under this Agreement, the existence, condition, location and ownership of any Financed Vehicle, the existence and contents of any Receivable or any computer or other record thereof, the validity of the assignment of any Receivable to the Trust or of any intervening assignment, the completeness of any Receivable, the performance or enforcement of any Receivable, the compliance by the Depositor or the Bank with any representation or warranty made under this Agreement or in any related document and the accuracy of any such representation or warranty, prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by the Servicer or any loss resulting therefrom (it being understood that the Trustee, on behalf of the Trust shall remain responsible for any Trust Property that it may hold), the acts or omissions of the Depositor, the Seller, the Servicer, or any Obligor, any action of the Servicer taken in the name of the Trustee, or any action by the Trustee taken at the instruction of the Servicer (provided that such instruction is not in express violation of the terms and provisions of this Agreement); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement (whether in its capacity as Trustee or as successor Servicer) or based on the Trustee's willful misfeasance, negligence or bad faith, or based on the Trustee's breach of a representation and warranty contained in Section 10.14, no recourse shall be had to the Trustee (whether in its individual capacity or as Trustee) for any claim based on any provision of this Agreement, the Certificates or any Receivable or assignment thereof against the Trustee in its individual capacity; the Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim. The Trustee shall not be accountable for the use or application by the Depositor of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables prior to the time such amounts are deposited in the Collection Account (whether or not the Collection Account is maintained with the Trustee).

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The Trustee shall have no liability for any losses from the investment or reinvestment in Eligible Investments made in accordance with Section 4.1.

                  SECTION 10.7. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

                  SECTION 10.8. Trustee's and Collateral Agent's Fees and Expenses. The Servicer agrees to pay to the Trustee and the Collateral Agent, and the Trustee and the Collateral Agent shall each be entitled to, reasonable compensation as is agreed upon in writing between the Trustee and the Servicer (with respect to Trustee's fees) and between the Collateral Agent and the Servicer (with respect to the Collateral Agent's fees) (in each case, which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement as Trustee or the Collateral Agent, as applicable, and the Servicer shall pay or reimburse the Trustee and the Collateral Agent, as applicable, upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices or other communications to Certificateholders), disbursements and advances (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee and the Collateral Agent, as applicable, in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of their respective agents, any co-trustee and counsel) or in defense of any action brought against it in connection with this Agreement except any such expense, disbursement, or advance as may arise from its negligence, willful misfeasance or bad faith. The Servicer shall indemnify the Trustee, the Collateral Agent and their respective officers, directors, agents and employees for, and hold each of them, and each of their officers, directors, agents and employees harmless against, any loss, liability, cost or expense, arising out of or in connection with the transactions contemplated by this Agreement provided, that such loss, liability, cost, or expense is not caused by the Trustee's or the Collateral Agent's gross negligence, willful misconduct or bad faith. The Servicer's covenant to pay the expenses, disbursements and advances provided for in the second preceding sentence, the Servicer's indemnification of the Trustee and the Collateral Agent provided for in the preceding sentence and the Servicer's indemnity pursuant to Section 8.2 shall survive the termination of this Agreement.

                  SECTION 10.9. Eligibility Requirements for Trustee. The Trustee shall be organized and doing business under the banking laws of a state or of the United States, shall be authorized under such laws to exercise corporate trust powers, shall have a combined capital and surplus of at least $50,000,000, shall have a credit rating of at least Baa2 from Moody's and BBB from Standard & Poor's, shall be an entity which is not an Affiliate of the Bank and shall be subject to supervision or examination by federal or state banking authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.9, the consolidated net worth of such corporation shall be deemed to be its consolidated capital and surplus as set forth in its most recent consolidated report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.10.

                  SECTION 10.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.9 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, the successor Trustee, the Certificateholders at their respective addresses of record and the Rating Agencies.

                  (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.10 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.11.

                  (d) The respective obligations of the Depositor, the Collateral Agent, the Seller and the Servicer described in this Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement. The Trustee shall be paid all amounts outstanding upon its resignation or removal.

                  SECTION 10.11. Successor Trustee. (a) Any successor Trustee appointed pursuant to Section 10.10 shall execute, acknowledge, and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may

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reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

                  (b) No successor Trustee shall accept appointment as provided in this Section 10.11 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.9.

                  (c) Upon acceptance of appointment by a successor Trustee pursuant to this Section 10.11, the Servicer shall mail notice of such acceptance by the successor Trustee under this Agreement to all Certificateholders at their respective addresses of record and to the Rating Agencies. If the Servicer shall fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  SECTION 10.12. Merger or Consolidation of Trustee. Any corporation or banking association which is eligible to be a successor Trustee under Section 10.9 (i) into which the Trustee may be merged or consolidated,
(ii) that may result from any merger, conversion, or consolidation to which the Trustee shall be a party, or (iii) that may succeed by purchase and assumption to the business of the Trustee, where the Trustee is not the surviving entity, which corporation or banking association executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify the Servicer and the Rating Agencies of any such merger, conversion, consolidation or purchase and assumption where the Trustee is not the surviving entity.

                  SECTION 10.13. Appointment of Co-Trustee or Separate Trustee.
(a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 10.13, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Servicing Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.9 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.11. Notwithstanding the appointment of a co-trustee or separate trustee hereunder, the Trustee shall not be relieved of any of its obligations under this Agreement.

                  (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee, is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee.

                  (ii) No trustee under this Agreement shall be liable by reason of any act or omission of any other trustee under this Agreement.

                  (iii) The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and in particular to the provisions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

                  (d) Any separate trustee or co-trustee may, at any time, appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Trustee shall promptly notify the Servicer and the Rating Agencies of any appointment made pursuant to this
Section 10.13.

                  SECTION 10.14. Representations and Warranties of Trustee. The Trustee makes the following representations and warranties on which the Depositor, the Seller, the Servicer, the Collateral Agent and Certificateholders may rely:

                  (i) Organization and Good Standing. The Trustee is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America; and

                  (ii) Power and Authority. The Trustee has full power, authority and legal right to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

                  SECTION 10.15. Reports by Trustee. The Trustee shall provide to any Certificateholder or Certificate Owner who so requests in writing (addressed to the Corporate Trust Office) a copy of any Servicer's Certificate, the annual statement described in Section 3.10, and the annual accountant's examination described in Section 3.11. The Trustee may require any Certificateholder or Certificate Owner requesting such report to pay a reasonable sum to cover the cost of the Trustee's complying with such request.

                  SECTION 10.16. Tax Accounting. The Collateral Agent shall prepare any federal tax returns of the Trust in accordance with the Code and any regulations (including, to the extent applicable by their terms, proposed regulations) thereunder. In no event shall the Trustee or the Collateral Agent in their individual capacities be liable for any liabilities, costs or expenses of the Trust, the Certificateholders, the Depositor, the Seller or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). Notwithstanding the foregoing, in no event shall the Trustee or the Collateral Agent be liable hereunder for any liabilities, costs or expenses incurred from any information furnished to them by the Servicer or failure to furnish information by the Servicer in a timely manner.

                  SECTION 10.17. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

                  SECTION 10.18. Collateral Agent Is Entitled To All Rights Under This Article. All of the rights, benefits, powers, protections and indemnifications provided to the Trustee pursuant to this Article 10 shall insure to the benefit of the Collateral Agent. The provisions with



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respect to the limitations on assignment of this Agreement by the Trustee pursuant to Sections 10.10 through 10.13 hereof shall also be applicable to the Collateral Agent.

                                   ARTICLE XI

                                  Termination

                  SECTION 11.1. Termination of the Trust. (a) The Trust, and the respective obligations and responsibilities of the Depositor, the Collateral Agent, the Seller, the Servicer and the Trustee hereunder shall terminate (except as otherwise expressly provided herein) upon the earliest of: (i) the Distribution Date next succeeding the purchase by the Servicer at its option, pursuant to Section 11.2, of the Receivables remaining in the Trust, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or (iii) the Distribution Date next succeeding the month which is six months after the maturity or the liquidation of the last Receivable held in the Trust and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided, however, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date of this Agreement. The Servicer shall promptly notify the Trustee of any prospective termination pursuant to this Section 11.1.

                  (b) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender the Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Paying Agent, upon receipt by the Paying Agent of the Servicer's Certificate, by letter to Certificateholders and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating the amount of any such final payment and that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.5. Amounts remaining after distribution, or providing for distribution, to the Certificateholders shall be distributed to the Depositor upon written request.

                  (c) In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. The Paying Agent shall after giving such notice deliver or cause to be delivered to the Servicer the Certificate Register. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Servicer may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any such funds held pending such distribution shall be held uninvested. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent to the Depositor upon written request.

                  SECTION 11.2. Optional Purchase of All Receivables. In the event that the Pool Balance is 10% or less of the Initial Pool Balance as of the last day of any Collection Period, the Servicer shall have the option to purchase the corpus of the Trust on any Distribution Date occurring in a subsequent Collection Period. To exercise such option, the Servicer shall deposit pursuant to Section 4.3 the sum of the Class A Principal Balance and the Class B Principal Balance plus accrued and unpaid interest thereon into the Collection Account for the Distribution Date occurring in the month in which such repurchase is to be effected. The payment shall be made in the manner specified in Section 4.3, and shall be distributed pursuant to Section 4.6. Upon such payment the Servicer shall succeed to and own all interests in and to the Trust and the Trust Property.

                                  ARTICLE XII

                            Miscellaneous Provisions

                  SECTION 12.1. Amendment. (a) This Agreement may be amended by the Depositor, the Collateral Agent, the Seller, the Servicer and the Trustee, but without the consent of any of the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provision in this Agreement or for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, that such action shall not, as evidenced by a letter from each Rating Agency delivered to the Trustee, result in a reduction or withdrawal of the then current rating of either class of Certificates and receipt of an opinion pursuant to Section 12.2(i); provided further, that any amendment within the scope of Section 12.1(b)(i) or (ii) shall be deemed to materially and adversely affect the interests of the Certificateholders, as evidenced by an Officer's Certificate of the Servicer delivered to the Trustee.

                  (b) This Agreement may also be amended from time to time by the Depositor, the Collateral Agent, the Seller, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate, without the consent of all adversely affected Certificateholders or (ii) reduce the percentage of the aggregate outstanding principal balance of the Certificates, the holders of which are required to consent to any such amendment, without the consent of all Certificateholders.

                  (c) Prior to its execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to the Rating Agencies. Promptly after its execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

                  (d) It shall not be necessary for the consent of Certificateholders pursuant to Section 12.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  (e) Prior to the execution of any amendment to this Agreement, the Trustee and the Collateral Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 12.2(i) has been delivered.

                  (f) Each of the Trustee and the Collateral Agent may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Collateral Agent's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 12.2. Protection of Title to Trust. (a) The Servicer shall cause to be executed and filed such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee under this Agreement in the Trust Property and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event the Servicer fails to perform its obligations under this subsection, the Trustee may (but shall not be obligated to) do so, at the expense of the Servicer.

                  (b) None of the Depositor, the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Servicer in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Depositor, the Seller and the Servicer shall have an obligation to give the Trustee and the Collateral Agent at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

                  (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and Recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

                  (e) The Servicer shall maintain and shall cause any subservicer to maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's and any subservicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly that such Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Depositor's, the Seller's, the Servicer's and any subservicer's computer systems when, and only when, the Receivable shall be paid or shall become a Purchased Receivable.

                  (f) If at any time the Seller, the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automobile receivables to any prospective purchaser, lender or other transferee, the Servicer, shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

                  (g) The Servicer shall permit the Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's or any subservicer's records regarding any Receivable.

                  (h) Upon request at any time the Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, the Servicer shall furnish to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

                  (i) The Servicer shall deliver to the Trustee:

                           (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either
         (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of

         Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                           (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

                  SECTION 12.3. Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, or entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Holders as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken pursuant to any provision of this Agreement.

                  (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of the Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this

Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right, under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders or Class B Certificateholders, as the case may be. For the protection and enforcement of the provisions of this
Section 12.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 12.4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 12.5. Notices. All demands, notices and communications upon or to the Depositor, the Collateral Agent, the Seller, the Servicer, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor to Mellon Auto Receivables Corporation, One Mellon Bank Center, Fourth Floor, Pittsburgh, Pennsylvania 15258, Attention:
Stephen Cobain, (b) in the case of the Seller or the Servicer, to Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258,
Attention: Patrick Ryan, (c) in the case of the Trustee, at its Corporate Trust Office, (d) in the case of the Collateral Agent, at its Corporate Trust Office,
(e) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department and (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 26 Broadway, New York, New York 10004, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties. All demands, notices and communications upon or to the Certificateholders under this Agreement shall be in writing, sent by first class mail.

                  SECTION 12.6. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 12.7. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.5, 8.3 and 8.5, this Agreement may not be assigned by the Depositor or the Bank. This Agreement may not be assigned by the Trustee or the Collateral Agent except as provided by Sections 10.10 through 10.13 and 10.18 hereof.

                  SECTION 12.8. Certificates Nonassessable and Fully Paid. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by the Authenticating Agent, on behalf of the Trustee pursuant to Section 6.1, each Certificate shall be deemed fully paid.

                  SECTION 12.9. Intention of Parties. (a) The execution and delivery of this Agreement shall constitute an acknowledgment by the Depositor, the Seller and the Trustee, on behalf of the Certificateholders, that it is intended that each of the assignments and transfers herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the other Trust Property, conveying good title thereto free and clear of any liens, from the Seller to the Depositor and from the Depositor to the Trustee, and that the Receivables and the other Trust Property shall not be a part of the estate of either the Seller or the Depositor, as the case may be, in the event of the insolvency, receivership, conservatorship or the occurrence of another similar event, of, or with respect to, the Seller or the Depositor, as applicable. In the event that the conveyance from the Seller to the Depositor is determined to be made as security for a loan made by the Depositor to the Seller, the parties intend that the Seller shall have granted to the Depositor a security interest in all of the Seller's right, title and interest in and to the Trust Property and in the event that the conveyance from the Depositor to the Trustee is determined to be made as security for a loan made by the Trustee or the Certificateholders, to the Depositor, the parties intend that the Depositor shall have granted to the Trustee a security interest in all of the Depositor's right, title and interest in and to the Trust Property conveyed to the Trustee pursuant to Section 2.1 in order to secure the obligations under the Certificates, and that this Agreement shall constitute a security agreement under applicable law.

                  (b) The execution and delivery of this Agreement shall constitute an acknowledgment by the Depositor on behalf of the Certificateholders that they intend that the Trust be classified (for federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

                  SECTION 12.10. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 12.11. Collateral Agent Protection. Notwithstanding anything contained herein to the contrary, the Collateral Agent shall have the same rights and protection afforded to the Trustee hereunder.

                  SECTION 12.12. Limitation of Liability of Trustee and Collateral Agent. Notwithstanding anything contained herein to the contrary (i) this Agreement has been accepted by Norwest Bank Minnesota, National Association as Trustee and The Chase Manhattan Bank as Collateral Agent with respect to the Reserve Account and as Paying Agent, Transfer Agent and Certificate Registrar, Authenticating Agent and Successor Servicer and in no event shall either Norwest Bank Minnesota, National Association or The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller or the Depositor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Seller or the Depositor, as applicable, and (ii) under no circumstances shall Norwest Bank Minnesota, National Association The Chase Manhattan Bank be liable for the payment of any indebtedness or expenses of the Trust; provided, however, nothing contained herein shall relieve Norwest Bank Minnesota, National Association of its obligations contained herein in its capacity as Trustee or The Chase Manhattan Bank in its obligations contained herein in its capacities as Collateral Agent and as Paying Agent, Transfer Agent and Certificate Registrar, Authenticating Agent and Successor Servicer.

                  SECTION 12.13. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Trustee, the Servicer shall have no authority to act for or represent the Trustee in any way and shall not otherwise be deemed an agent of the Trustee.

                  SECTION 12.14. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and the Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  SECTION 12.15. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 12.16. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Collateral Agent, the Seller, the Servicer, the Trust, the Trustee and for the benefit of the Certificateholders nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 12.17. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Servicer, the Seller, the Trustee and the Collateral Agent shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                           MELLON AUTO RECEIVABLES
                                           CORPORATION,
                                           as Depositor


                                           By: /s/ Stephen Cobain
                                              --------------------------------
                                              Name:  Stephen Cobain
                                              Title: President


                                           MELLON BANK, N.A.,
                                           as Servicer and Seller


                                           By: /s/ William J. Weinbrenner
                                              --------------------------------
                                              Name:  William J. Weinbrenner
                                              Title: Vice President


                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee


                                           By: /s/ Marianna C. Stershic
                                              --------------------------------
                                              Name:  Marianna C. Stershic
                                              Title: Assistant Vice President


                                           THE CHASE MANHATTAN BANK, as
                                           Collateral Agent


                                           By: /s/ Jennifer Richardson
                                              --------------------------------
                                              Name:  Jennifer Richardson
                                              Title: Assistant Vice President

                                                                      SCHEDULE A



                             Schedule of Receivables
                             -----------------------

                      (delivered to the Trustee at Closing)

                                                                      SCHEDULE B



                             Location of Receivables
                             -----------------------


Mellon Bank, N.A.
Two Mellon Bank Center
Pittsburgh, Pennsylvania 15258

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE



                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COLLATERAL AGENT OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT BALANCE ON THE FACE HEREOF.

NUMBER A-__                                             $______________ (of
CUSIP NO. 58550QA A2                                    $307,741,000.00 issued)



                        MELLON AUTO GRANTOR TRUST 1999-1

                            5.46% CLASS A CERTIFICATE



evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts and other motor vehicle installment chattel paper secured by new or used automobiles (including passenger cars, minivans, sport utility vehicles and light trucks).

(This Certificate does not represent an interest in or obligation of Mellon Auto Receivables Corporation or any of its Affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $____________ nonassessable, fully-paid, fractional undivided interest in Mellon Auto Grantor Trust 1999-1 (the "Trust") formed pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1999 among Mellon Auto Receivables Corporation, as depositor (the "Depositor"), Mellon Bank, N.A., as servicer (the "Servicer") and seller (the "Seller"), Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") and The Chase Manhattan Bank, a New York banking corporation, as collateral agent (the "Collateral Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

                  This Certificate is one of the duly authorized Certificates, designated as the 5.46% Class A Certificates (herein called the "Class A Certificates"), issued under the Agreement. Also issued under the Agreement are Certificates designated as the 5.76% Class B Certificates (the "Class B Certificates"). The Class A Certificates and the Class B Certificates are hereinafter collectively called the "Certificates." The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is approximately 97%. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent and Holders of the Class A Certificates.

                  The property of the Trust includes a pool of motor vehicle retail installment sale contracts and other motor vehicle retail installment chattel paper secured by new or used automobiles (including passenger cars, minivans, sport utility vehicles or light trucks) (collectively, the "Receivables"), all monies received under the Receivables on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts, the rights to proceeds from certain insurance proceeds, the rights of the Trust under the Agreement, the right to receive certain payments from funds deposited in the Reserve Account and all proceeds of the foregoing.

                  Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on May 17, 1999, to the Person in whose name this Certificate is registered on the Record Date, such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

                  It is the intent of the Seller, the Depositor, the Trustee, the Collateral Agent and the Certificateholders that the Trust be classified (for federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Class A Certificateholders are owners, rather than as an association taxable as a corporation. The Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent and the Certificateholders, by acceptance of a Class A Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust.

                  Distributions on this Certificate will be made as provided in the Agreement by the Collateral Agent by check mailed or wire to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Collateral Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Collateral Agent in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:  April 29, 1999

                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION, as Trustee

                                             By:________________________________
                                                Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A Certificates referred to in the within-mentioned Agreement.



Date:  April 29, 1999

                                             THE CHASE MANHATTAN BANK, as
                                             Authenticating Agent

                                             By:________________________________
                                                Authorized Signatory

                        (REVERSE OF CLASS A CERTIFICATE)



                  The Class A Certificates do not represent an obligation of, or an interest in, any of the Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, the Collateral Agent and the Trustee and the rights of the Certificateholders at any time by the Depositor, the Seller, the Servicer, the Collateral Agent and the Trustee with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Collateral Agent in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Collateral Agent and duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  Except as provided in the Agreement, the Class A Certificates are issuable only as registered certificates without coupons in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Collateral Agent may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Collateral Agent or their respective agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Collateral Agent or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Servicer may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date during a Collection Period subsequent to a Collection Period in which the Pool Balance is 10% or less of the Initial Pool Balance as of the last day of such Collection Period.

                                   ASSIGNMENT



                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                  PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Class A Certificate on the books of the Collateral Agent, with full power of substitution in the premises.



Dated:

___________________________________________*/
Medallion:



____________________________*/



_____________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Class A Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Collateral Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Collateral Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                           FORM OF CLASS B CERTIFICATE

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COLLATERAL AGENT OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [THIS CERTIFICATE MAY NOT BE DIRECTLY OR INDIRECTLY SOLD OR TRANSFERRED TO, OR PURCHASED OR ACQUIRED BY, OR ON BEHALF OF (1) ANY EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN WHICH IS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), OR (2) ANY ENTITY WHOSE SOURCE OF FUNDS TO BE USED FOR THE PURCHASE OF THIS CLASS B CERTIFICATE INCLUDES THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN, AND WHICH COMPLIES WITH THE PROVISIONS OF, PROHIBITED TRANSACTION EXEMPTION 95-60.]

                  DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT BALANCE ON THE FACE HEREOF.

NUMBER B-__                                               $_________.00 (of
CUSIP NO. 58550QA B0                                      $9,517,887.00 issued)

                        MELLON AUTO GRANTOR TRUST 1999-1

                            5.76% CLASS B CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts and other motor vehicle installment chattel paper secured by new or used automobiles (including passenger cars, minivans, sport utility vehicles and light trucks).

(This Certificate does not represent an interest in or obligation of Mellon Auto Receivables Corporation or any of its affiliates, except to the extent described below.)

                  THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $___________ nonassessable, fully-paid, fractional undivided interest in Mellon Auto Grantor Trust 1999-1 (the "Trust") formed pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1999 among Mellon Auto Receivables Corporation, as depositor (the "Depositor"), Mellon Bank, N.A., as servicer (the "Servicer") and seller (the "Seller"), Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") and The Chase Manhattan Bank, a New York Banking Corporation, as collateral agent (the "Collateral Agent"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

                  This Certificate is one of the duly authorized Certificates, designated as the Class B 5.76% Class B Certificates (herein called the "Class B Certificates"), issued under the Agreement. Also issued under the Agreement are Certificates designated as the 5.46% Class A Certificates (the "Class A Certificates"). The Class A Certificates and the Class B Certificates are hereinafter collectively called the "Certificates." The aggregate beneficial ownership interests in the Trust evidenced by all Class B Certificates is approximately 3%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent and Holders of the Class B Certificates.

                  The property of the Trust includes a pool of simple interest motor vehicle retail installment sale contracts and other motor vehicle retail installment chattel paper secured by new or used automobiles (including passenger cars, minivans, sport utility vehicles or light trucks) (collectively, the "Receivables"), all monies received under the Receivables on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts, the rights to proceeds from certain insurance proceeds, the rights of the Trust under the Agreement, the right to receive certain payments from funds deposited in the Reserve Account and all proceeds of the foregoing.

                  Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on May 17, 1999, to the Person in whose name this Certificate is registered on the Record Date, such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

                  It is the intent of the Seller, the Depositor, the Trustee, the Collateral Agent and the Certificateholders that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Class B Certificateholders are owners, rather than as an association taxable as a corporation. The Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent and the Certificateholders, by acceptance of a Class B Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust.

                  Distributions on this Certificate will be made as provided in the Agreement by the Collateral Agent by check mailed or wire to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Collateral Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Collateral Agent in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                  Date:  April 29, 1999

                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION, as Trustee

                                             By:________________________________
                                                Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class B Certificates referred to in the within-mentioned Agreement.



                  Date:  April 29, 1999

                                             THE CHASE MANHATTAN BANK,
                                             as Authenticating Agent

                                             By:________________________________
                                                Authorized Signatory

                        (REVERSE OF CLASS B CERTIFICATE)



                  The Class B Certificates do not represent an obligation of, or an interest in, any of the Depositor, the Seller, the Servicer, the Trustee, the Collateral Agent or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Seller, the Servicer, the Collateral Agent and the Trustee and the rights of the Certificateholders at any time by the Depositor, the Seller, the Servicer, the Collateral Agent and the Trustee with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Collateral Agent in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Collateral Agent and duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

                  Except as provided in the Agreement, the Class B Certificates are issuable only as registered certificates without coupons in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Class B Certificate may be issued in a denomination that represents any remaining portion of the Initial Class B Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Collateral Agent may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Collateral Agent or their respective may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Collateral Agent or any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Servicer may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date during a Collection Period subsequent to a Collection Period in which the Pool Balance is 10% or less of the Initial Pool Balance as of the last day of such Collection Period.

                  By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is it is not acquiring Class B Certificates, directly or indirectly, for or on behalf of an ERISA Entity other than an "insurance company general account" as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60.

                  The transferee hereof of this Class B Definitive Certificate will represent that it is not either (1) an employee benefit plan, retirement arrangement, individual retirement account or keogh plan which is subject to either Title I of ERISA, or Section 4975 of the Code, or (2) any entity whose source of funds to be used for the purchase of the Class B Certificate includes the assets of any such Plan, other than an "Insurance Company General Account" as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60 issued by the United States Department of Labor.

                                   ASSIGNMENT



                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Class B Certificate on the books of the Collateral Agent, with full power of substitution in the premises.



Dated:

___________________________________________*/
Medallion:



____________________________*/



___________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Class B Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Collateral Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Collateral Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT C

                FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS





                             (Not included herein)

                                    EXHIBIT D

                         FORM OF BENEFIT PLAN AFFIDAVIT



STATE OF ___________       )
                           ss:
COUNTY OF __________       )



                  Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

                  1. That I am a duly authorized officer of _____________ (the "Purchaser"), whose taxpayer identification number is _________, and on behalf of which I have the authority to make this affidavit.

                  2. That the Purchaser is acquiring a Class B Certificate (the "Certificate") representing an interest in the Trust.

                  3. That the Purchaser is not either (1) an employee benefit plan, retirement arrangement, individual retirement account or keogh plan which is subject to either Title I of ERISA, or Section 4975 of the Code, or (2) any entity whose source of funds to be used for the purchase of the Class B Certificate includes the assets of any such Plan, other than an "Insurance Company General Account" as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60 issued by the United States Department of Labor.

                  Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement dated as of April 1, 1999 among Mellon Auto Receivables Corporation, as depositor, Mellon Bank, N.A., as servicer and seller, Norwest Bank Minnesota, National Association, as trustee and The Chase Manhattan Bank, as collateral agent.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this ____ day of ___________, 19__.



                                           _____________________________________



                                           By:__________________________________

                                           Its:_________________________________



                  Personally appeared before me ____________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Purchaser.

Subscribed and sworn before me
this ____ day of ____________, 19__





_____________________________________
Notary Public





My commission expires the ____ day
of ___________________, 19__.

                                   EXHIBIT E-1

              FORM OF TRUSTEE'S CERTIFICATE - ASSIGNMENT TO SELLER

                  Trustee's Certificate pursuant to Section 10.3 of the Pooling and Servicing Agreement.

                  Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee") of Mellon Auto Grantor Trust 1999-1, created pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Mellon Auto Receivables Corporation, as depositor (the "Depositor"), Mellon Bank, N.A., as servicer (the "Servicer") and seller (the "Seller"), The Chase Manhattan Bank, as collateral agent (the "Collateral Agent") and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be retransferred to the Seller pursuant to Section
2.3 of the Pooling and Servicing Agreement, and all security and documents relating thereto.



                  IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.


_____________________________________

                                  EXHIBIT E-2

             FORM OF TRUSTEE'S CERTIFICATE - ASSIGNMENT TO SERVICER

                  Trustee's Certificate pursuant to Section 10.3 of the Pooling and Servicing Agreement.

                  Norwest Bank Minnesota, National Association, a national banking association (the "Trustee") of Mellon Auto Grantor Trust 1999-1, created pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), among Mellon Auto Receivables Corporation, as depositor (the "Depositor"), Mellon Bank, N.A., as servicer (the "Servicer") and seller (the "Seller"), The Chase Manhattan Bank, as collateral agent (the "Collateral Agent") and the Trustee does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Purchased Receivables," which are to be transferred by the Trustee to the Servicer pursuant to Section 3.7 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

                  IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of __________________________, 199___.



_____________________________________






                                      E-2